SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                   EXCHANGE ACT OF 1934 (AMENDMENT NO. _____)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Soliciting Material Under Rule
[_]  Confidential, For Use of the              14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials

                              TARRANT APPAREL GROUP
================================================================================
                (Name of Registrant as Specified in Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:

________________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:

________________________________________________________________________________
5)   Total fee paid:

________________________________________________________________________________
[_]  Fee paid previously with preliminary materials:

________________________________________________________________________________
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)   Amount previously paid:

________________________________________________________________________________
     2)   Form, Schedule or Registration Statement No.:

________________________________________________________________________________
     3)   Filing Party:

________________________________________________________________________________
     4)   Date Filed:

________________________________________________________________________________

                              TARRANT APPAREL GROUP

              -----------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
              -----------------------------------------------------




TIME..................................         10:00   a.m.   Pacific   Time  on
                                               Wednesday, May 26, 2004

PLACE.................................         Tarrant Apparel Group
                                               3151 East Washington Boulevard
                                               Los Angeles, California 90023

ITEMS OF BUSINESS.....................         (1)      To elect  five  Class II
                                                        members  of the Board of
                                                        Directors  for  two-year
                                                        terms.
                                               (2)      To amend  the  Company's
                                                        Employee  Incentive Plan
                                                        to increase from 100,000
                                                        to 2,000,000  the number
                                                        of    shares    of   the
                                                        Company's  Common  Stock
                                                        which may be  granted to
                                                        any   individual   in  a
                                                        single year.
                                               (3)      To      ratify       the
                                                        appointment   of   Grant
                                                        Thornton   LLP   as  the
                                                        Company's    independent
                                                        public  accountants  for
                                                        the year ended  December
                                                        31, 2004.
                                               (4)      To  transact  such other
                                                        business as may properly
                                                        come  before the Meeting
                                                        and any  adjournment  or
                                                        postponement.

RECORD DATE...........................         You can  vote if at the  close of
                                               business on March 29,  2004,  you
                                               were   a   shareholder   of   the
                                               Company.

PROXY VOTING..........................         All  shareholders  are  cordially
                                               invited   to  attend  the  Annual
                                               Meeting  in person.  However,  to
                                               ensure your representation at the
                                               Annual Meeting,  you are urged to
                                               vote   promptly  by  signing  and
                                               returning   the  enclosed   Proxy
                                               card.





April 20, 2004                                /S/ GERARD GUEZ
                                             -----------------------------------
                                             GERARD GUEZ, CHAIRMAN OF THE BOARD

                                                           TARRANT APPAREL GROUP
                                                  3151 EAST WASHINGTON BOULEVARD
                                                   LOS ANGELES, CALIFORNIA 90023
                                                                  (323) 780-8250
PROXY STATEMENT
--------------------------------------------------------------------------------


These Proxy materials are delivered in connection with the solicitation by the Board of Directors of Tarrant Apparel Group, a California corporation ("Tarrant," the "Company", "we", or "us"), of Proxies to be voted at our 2004 Annual Meeting of Shareholders and at any adjournments or postponements.

You are invited to attend our Annual Meeting of Shareholders on Wednesday, May 26, 2004, beginning at 10:00 a.m. Pacific Time. The meeting will be held at our corporate headquarters, 3151 East Washington Boulevard, Los Angeles, California, 90023.

It is anticipated that the 2003 Annual Report and this Proxy Statement and the accompanying Proxy will be mailed to shareholders on or about April 26, 2004.

SHAREHOLDERS ENTITLED TO VOTE. Holders of our common stock at the close of business on March 29, 2004 are entitled to receive this notice and to vote their shares at the Annual Meeting. Common stock is the only outstanding class of securities of the Company entitled to vote at the Annual Meeting. As of March 29, 2004, there were 28,814,763 shares of common stock outstanding.

PROXIES. Your vote is important. If your shares are registered in your name, you are a shareholder of record. If your shares are in the name of your broker or bank, your shares are held in street name. We encourage you to vote by Proxy so that your shares will be represented and voted at the meeting even if you cannot attend. All shareholders can vote by written Proxy card. Your submission of the enclosed Proxy will not limit your right to vote at the Annual Meeting if you later decide to attend in person. IF YOUR SHARES ARE HELD IN STREET NAME, YOU MUST OBTAIN A PROXY, EXECUTED IN YOUR FAVOR, FROM THE HOLDER OF RECORD IN ORDER TO BE ABLE TO VOTE AT THE meeting. If you are a shareholder of record, you may revoke your Proxy at any time before the meeting either by filing with the Secretary of the Company, at its principal executive offices, a written notice of revocation or a duly executed Proxy bearing a later date, or by attending the Annual Meeting and expressing a desire to vote your shares in person. All shares entitled to vote and represented by properly executed Proxies received prior to the Annual Meeting, and not revoked, will be voted at the Annual Meeting in accordance with the instructions indicated on those Proxies. If no instructions are indicated on a properly executed Proxy, the shares represented by that Proxy will be voted as recommended by the Board of Directors.

QUORUM. The presence, in person or by Proxy, of a majority of the votes entitled to be cast by the shareholders entitled to vote at the Annual Meeting is necessary to constitute a quorum. Abstentions and broker non-votes will be included in the number of shares present at the Annual Meeting for determining the presence of a quorum. Broker non-votes occur when a broker holding customer securities in street name has not received voting instructions from the customer on certain non-routine matters and, therefore, is barred by the rules of the applicable securities exchange from exercising discretionary authority to vote those securities.

VOTING. Each share of our common stock is entitled to one vote on each matter properly brought before the meeting. Abstentions will be counted toward the tabulation of votes cast on proposals submitted to shareholders and will have the same effect as negative votes, while broker non-votes will not be counted as votes cast for or against such matters.

ELECTION OF DIRECTORS. The Company's Restated Articles of Incorporation does not authorize cumulative voting. In the election of directors, the five candidates receiving the highest number of votes at the Annual Meeting will be elected. If any nominee is unable or unwilling to serve as a director at the time of the Annual Meeting, the Proxies will be voted for such other nominee(s) as shall be designated by the current Board of Directors to fill any vacancy. The Company has no reason to believe that any nominee will be unable or unwilling to serve if elected as a director.

AMENDMENT OF EMPLOYEE INCENTIVE PLAN. The approval of the amendment of the Company's Employee Incentive Plan, increasing from 100,000 to 2,000,000 the number of shares of the Company's Common Stock which may be granted to any individual in a single year, will require the affirmative vote of a majority of the shares of common stock present or represented and entitled to vote at the Annual Meeting.

RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS. The ratification of the appointment of Grant Thornton LLP as our independent public accountants for the year ending December 31, 2004 will require the affirmative vote of a majority of the shares of common stock present or represented and entitled to vote at the Annual Meeting.

OTHER MATTERS. At the date this Proxy Statement went to press, we do not know of any other matter to be raised at the Annual Meeting.

In the event a shareholder proposal was not submitted to the Company prior to March 11, 2004, the enclosed Proxy will confer authority on the Proxyholders to vote the shares in accordance with their best judgment and discretion if the proposal is presented at the Meeting. As of the date hereof, no shareholder proposal has been submitted to the Company, and management is not aware of any other matters to be presented for action at the Meeting. However, if any other matters properly come before the Meeting, the Proxies solicited hereby will be voted by the Proxyholders in accordance with the recommendations of the Board of Directors. Such authorization includes authority to appoint a substitute nominee for any Board of Directors' nominee identified herein where death, illness or other circumstance arises which prevents such nominee from serving in such position and to vote such Proxy for such substitute nominee.

ITEM 1:  ELECTION OF DIRECTORS
--------------------------------------------------------------------------------


Item 1 is the election of five Class II members of the Board of Directors. The Restated Articles of Incorporation of the Company provides that, commencing with the 1998 annual meeting, the Board of Directors shall be divided into two classes which are elected for staggered two year terms. One of the two classes is elected each year to succeed the directors whose terms are expiring. The Restated Bylaws of the Company provides that the number of directors of the Company shall be fixed from time to time exclusively by the Board of Directors, but shall not be less than six nor more than eleven. The Board of Directors has fixed the number of directors at nine.

The Class II directors whose terms expire at the 2004 Annual Meeting are Gerard Guez, Patrick Chow, Todd Kay Joseph Mizrachi and Larry Russ. The Board of Directors, upon recommendation of the independent directors, has nominated Gerard Guez, Patrick Chow, Todd Kay Joseph Mizrachi and Larry Russ to serve as Class II directors for terms expiring in 2006. The Class I directors are serving terms that expire in 2005.

Unless otherwise instructed, the Proxy holders will vote the Proxies received by them for the nominees named below. If any nominee is unwilling to serve as a director at the time of the Annual Meeting, the Proxies will be voted for such other nominee(s) as shall be designated by the then current Board of Directors to fill any vacancy. The Company has no reason to believe that any nominee will be unable or unwilling to serve if elected as a director.

The Board of Directors proposes the election of the following nominees as Class II directors:

                                   Gerard Guez
                                    Todd Kay
                                  Patrick Chow
                                 Joseph Mizrachi
                                   Larry Russ

If elected, the foregoing five nominees are expected to serve until the 2006 Annual Meeting of Shareholders. The five nominees for election as Class II directors at the Annual Meeting who receive the highest number of affirmative votes will be elected.

The principal occupation and certain other information about the nominees, other directors whose terms of office continue after the Annual Meeting and certain executive officers are set forth on the following pages.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEES LISTED ABOVE.

CLASS II DIRECTOR NOMINEES: TERMS EXPIRING IN 2006

GERARD GUEZ                 Gerard  Guez  founded  the  Company  in 1988 and has
                            served  as its  Chairman  of  the  Board  since  its
                            inception  and  as  Chief  Executive   Officer  from
                            inception  until 2001. Mr. Guez was  re-appointed as
                            Chief Executive Officer in March 2003. Mr. Guez also
                            founded Tarrant Company Limited  ("Tarrant HK"), the
                            Company's Hong Kong subsidiary,  in 1985, and he has
                            served as its  Chairman  since  inception  and Chief
                            Executive  Officer from 1985 through  October  2001.
                            Prior to founding Tarrant HK, Mr. Guez served as the
                            President of Sasson Jeans,  L.A.,  Inc., which was a
                            manufacturer  and distributor of denim apparel under
                            the "Sasson" license.
                            DIRECTOR SINCE:  1988      AGE:  48
                            MEMBER:  EXECUTIVE COMMITTEE

TODD KAY Todd Kay has served as President of the Company from 1988 to September 1999 and from March 2000 to August 2003, and as Vice Chairman since September 7, 1999. Mr. Kay has also served as a director of the Company since 1988 and as a director of Tarrant HK since 1986. Prior to joining the Company, Mr. Kay was a sales manager for Sasson Jeans, L.A., Inc. from 1979 to 1980 and served as President of JAG Beverly Hills, Inc., an apparel manufacturer, from 1980 to 1985.
                            DIRECTOR SINCE:  1988      AGE:  47
                            MEMBER:  EXECUTIVE COMMITTEE

PATRICK CHOW                Patrick  Chow  joined the  Company as  Treasurer  in
                            November  1998 and was  promoted to Chief  Financial
                            Officer  and  elected  as a  director  on January 7,
                            2002.  From  1996 to  1998,  he  served  as  General
                            Manager of Fortune Chart Consultants Limited in Hong
                            Kong where he provided financial consulting services
                            to  corporate  clients.  Mr.  Chow has a Bachelor of
                            Arts degree from the University of Hong Kong and two
                            diplomas in Banking and  Financial  Studies from the
                            Chartered Institute of Bankers United Kingdom.
                            DIRECTOR SINCE:  2002      AGE:  50
                            MEMBER:  EXECUTIVE COMMITTEE

JOSEPH MIZRACHI             Joseph  Mizrachi  has  served as a  director  of the
                            Company  since  June  6,  2001.   Mr.   Mizrachi  is
                            currently  engaged  in  capital  funding  to finance
                            buyouts of small and medium size companies.  He is a
                            Registered  Investment  Advisor and a principal  and
                            President  of PAZ  Securities,  Inc.,  a  registered
                            securities broker dealer. He is also the Chairman of
                            the Board of Midwest  Properties  Management,  Inc.,
                            which is engaged in the  management  of real estate,
                            and  is a  member  of  the  board  of  directors  of
                            American Realty  Investors Inc. He has held numerous
                            executive   management   positions   with  companies
                            specializing  in all aspects of  finance,  insurance
                            and real estate, as well as providing administration
                            in estate and tax analysis. Mr. Mizrachi received an
                            undergraduate  degree  in  Economics  and  Political
                            Science  in 1968 and a Master's  degree in  Business
                            Administration  in Finance  and  Marketing  in 1971,
                            both  from  the  Hebrew   University  in  Jerusalem,
                            Israel.  He became a member of the American  Society
                            of Chartered  Life  Underwriter  (CLU) in 1973 and a
                            Chartered  Financial  Consultant  (CFC) in 1982.  In
                            1978,  he  received   another   Master's  degree  in
                            Business  Administration  and  Financial  Counseling
                            (MFS)  from  The  American  college  in  Bryn  Mawr,
                            Pennsylvania.
                            DIRECTOR SINCE:  2001      AGE:  57
                            MEMBER:  AUDIT COMMITTEE, COMPENSATION COMMITTEE

LARRY RUSS                  Larry Russ has served as a director  of the  company
                            since May 2003. Mr. Russ is currently engaged as the
                            managing  partner of the law firm of Russ,  August &
                            Kabat.  Prior to joining Russ,  August & Kabat,  Mr.
                            Russ was a partner  in the law firm of Haines & Russ
                            from 1981 to 1987. Mr. Russ received his B.A. degree
                            from the University of California,  Berkeley in 1975
                            and  his  J.D.   degree  from  the   University   of
                            California, Hastings in 1978.
                            DIRECTOR SINCE:  2003      AGE:  51
                            MEMBER:  AUDIT COMMITTEE, COMPENSATION COMMITTEE

CLASS I DIRECTORS: TERMS EXPIRING IN 2005

BARRY AVED                  Barry Aved has served as a director  of the  Company
                            since  December  3,  1996  and as  President  of the
                            Company from  September 7, 1999 until March 24, 2000
                            and from  September  1, 2003 to  present.  From 1991
                            until 1995, Mr. Aved was the President of Lerner New
                            York, a division of The Limited, Inc.
                            DIRECTOR SINCE:  1996      AGE:  61
                            MEMBER:  EXECUTIVE COMMITTEE

STEPHANE FAROUZE            Stephane  Farouze  has served as a  director  of the
                            Company since May 2003.  Mr.  Farouze is currently a
                            Managing Director of Paradigm Global Advisors.  From
                            March  2000  to  November   2000,  Mr.  Farouze  was
                            employed   as  the   Global   Head  of   Sales   and
                            Restructuring  of Societe General Asset  Management.
                            From March 1998 to February  2000,  Mr.  Farouze was
                            Head of Foreign Exchanges for the Italian Market for
                            BNP. Mr.  Farouze  received a Bachelor of Science in
                            Applied   Arts   and   Sciences   and   a   Business
                            Administration (Finance) degree from San Diego State
                            University in 1992.
                            DIRECTOR SINCE:  2003      AGE:  35
                            MEMBER:  AUDIT COMMITTEE, COMPENSATION COMMITTEE

MILTON KOFFMAN              Milton  Koffman  was  elected as a  director  of the
                            Company  on  November  28,  2001.   Mr.  Koffman  is
                            currently  the  Chairman  of the Board for New Valu,
                            Inc.,  a  multi-  faceted   provider  of  investment
                            capital,   commercial   loans  and  other  financial
                            services    for   various    operating    companies.
                            Additionally, he is a founder and director of Global
                            Credit  Services,  a leading  provider  of  business
                            information   and   analysis   for    manufacturing,
                            financial,  lending and real estate  companies.  Mr.
                            Koffman has  previously  served on the boards of IEC
                            Electronics, Jayark Corporation, Sattlers Department
                            Stores, Walter Reed Theaters,  Scoreboard,  Inc. and
                            the Gruen Watch Company. Mr. Koffman received a B.S.
                            from Ohio State University in 1945.
                            DIRECTOR SINCE:  2001      AGE:  80
                            MEMBER:  AUDIT COMMITTEE, COMPENSATION COMMITTEE

MITCHELL SIMBAL             Mitchell  Simbal  has  served as a  director  of the
                            Company since June 6, 2001.  Mr. Simbal is currently
                            Vice  President of Retail  Operations for Park Place
                            Entertainment,  which includes Caesars Palace, Paris
                            Las Vegas,  Bally's and Flamingo Hilton.  Mr. Simbal
                            has a B.S.  in  accounting  from the  University  of
                            Hartford.
                            DIRECTOR SINCE:  2001      AGE:  50
                            MEMBER:  AUDIT COMMITTEE, COMPENSATION COMMITTEE


OTHER EXECUTIVE OFFICERS

KAREN WASSERMAN             Karen  Wasserman  joined the  Company  in 1988,  and
                            until 1994,  she served as a Vice  President  of the
                            Company.  In 1994, Ms. Wasserman was named Executive
                            Vice President,  General Merchandising Manager and a
                            director of the Company. Ms. Wasserman resigned as a
                            director of the Company in May 2003.  In her current
                            position,  she directs  and  manages  the  Company's
                            design teams and  merchandisers  and is  responsible
                            for the  Company's  research  of fashion  themes and
                            development of product samples.  Ms. Wasserman holds
                            a  Bachelor  of  Fine  Arts  degree  from   Syracuse
                            University.
                            AGE:  51

CHARLES GHAILIAN            Charles  Ghailian  joined the  Company in March 1999
                            upon  acquisition  of certain  assets of CMG,  Inc.,
                            where he served  as Chief  Executive  Officer  since
                            1988. CMG, Inc. designed,  produced and sold private
                            label and CHAZZZ  branded woven and knit apparel for
                            women,  children and men. He was named  President of
                            Chazzz,  a Division of Tag Mex, Inc., a wholly-owned
                            subsidiary  of  the  Company.  In  April  2002,  Mr.
                            Ghailian was appointed President of Tag Mex, Inc. In
                            addition to managing the  day-to-day  operations  of
                            Tag Mex, Inc.,  Mr. Ghailian  oversees  developments
                            with certain  customers  including Sears, J.C. Penny
                            and Mervyn's.
                            AGE:  51

FURTHER INFORMATION CONCERNING THE BOARD OF DIRECTORS

MEETINGS AND COMMITTEES. The Board of Directors held 12 meetings during fiscal 2003. The Board of Directors has an Audit Committee, Compensation Committee and Executive Committee. Holders of the Company's securities can send communications to the Board of Directors via mail or telephone to the Secretary at the Company's principal executive offices. While directors generally attend annual meetings, the Company has not established a specific policy with respect to members of the Board of Directors attending annual meetings.

The Audit Committee currently consists of Messrs. Farouze, Koffman, Mizrachi, Russ and Simbal, all of whom are considered "independent" under Rule 4200(a)(15)of the National Association of Securities Dealers listing standards. The Board of Directors has determined that Mitchell Simbal is an audit committee financial expert, as defined in Item 401(h)(2) of Regulation S-K. The primary purposes of the Audit Committee are (i) to review the scope of the audit and all non-audit services to be performed by the Company's independent auditors and the fees incurred by the

Company in connection therewith, (ii) to review the results of such audit, including the independent accountants' opinion and letter of comment to management and management's response thereto, (iii) to review with the Company's independent accountants the Company's internal accounting principles, policies and practices and financial reporting, (iv) to engage the Company's independent auditors and (v) to review the Company's quarterly and annual financial statements prior to public issuance. The role and responsibilities of the Audit Committee are more fully set forth in a written Charter adopted by the Board of Directors and attached to this Proxy Statement as Appendix A. The Audit Committee held 6 meetings during fiscal 2003.

The Compensation Committee currently consists of Messrs. Farouze, Koffman, Mizrachi, Russ and Simbal. The Compensation Committee is responsible for considering and making recommendations to the Board of Directors regarding executive compensation and is responsible for administering the Company's stock option and executive incentive compensation plans. The Compensation Committee held 6 meetings during fiscal 2003.

The Executive Committee is chaired by Mr. Guez, and currently consists of Messrs. Aved, Guez, Kay and Chow. Subject to the limitations contained in the California General Corporation Law, the Executive Committee has been granted all of the authority of the Board of Directors.

DIRECTOR NOMINATIONS. The Company does not currently have a standing nominating committee. The Board of Directors has adopted resolutions requiring that all director nominations be approved or recommended for approval by a majority of the independent directors (as defined by Nasdaq), voting in executive session (the "Independent Board Members").

The Independent Board Members review those Board members who are candidates for re-election to our Board of Directors, and make the determination to nominate a candidate who is a current member of the Board of Directors for re-election for the next two-year term. The nominating committee's methods for identifying candidates for election to the Board of Directors (other than those proposed by our shareholders, as discussed below) include the solicitation of ideas for possible candidates from a number of sources--members of the Board of Directors; our executives; individuals personally known to the members of the Board of Directors; and other research. We may also from time to time retain one or more third-party search firms to identify suitable candidates. The Independent Board Members also nominate outside candidates for inclusion on the Board of Directors.

A Tarrant shareholder may nominate one or more persons for election as a director at an annual meeting of shareholders if the shareholder complies with the notice, information and consent provisions contained in our Bylaws. In addition, the notice must be made in writing and include (i) the qualifications of the proposed nominee to serve on the Board of Directors, (ii) the principal occupations and employment of the proposed nominee during the past five years,
(iii) directorships currently held by the proposed nominee and (iv) a statement that the proposed nominee has consented to the nomination. The recommendation should be addressed to our Secretary.

Among other matters, the Independent Board Members:

         o Review the desired experience, mix of skills and other qualities to assure appropriate Board composition, taking into account the current Board members and the specific needs of the Company and the Board;

         o Conduct candidate searches, interview prospective candidates and conduct programs to introduce candidates to the Company, its management and operations, and confirm the appropriate level of interest of such candidates;

         o Recommend to the Board qualified candidates who bring the background, knowledge, experience, independence, skill sets and expertise that would strengthen and increase the diversity of the Board;

         o        Conduct   appropriate   inquiries   into  the  background  and
                  qualifications of potential nominees; and

         o Review the suitability for continued service as a director of each Board member when he or she has a significant change in status, such as an employment change, and recommend whether or not such director should be re-nominated.

Based on the foregoing, the Independent Board Members recommended the nomination of Gerard Guez, Todd Kay, Patrick Chow, Joseph Mizrachi and Larry Russ for re-election as Class II directors to the Board of Directors, subject to shareholder approval, for a two-year term ending on the date of the 2006 Annual Meeting.

All directors attended 75% or more of all the meetings of the Board of Directors and those committees on which he or she served in fiscal 2003.

DIRECTORS' COMPENSATION. The Company pays to each director who is not employed by the Company $4,000 per month for attending meetings of the Board of Directors and committees of the Board of Directors, and reimburses such person for all expenses incurred by him in his capacity as a director of the Company. In addition, the Chairman of each committee receives $2,000 per year for such service. The Board of Directors may modify such compensation in the future. In addition, each director not employed by the Company, upon joining the Board of Directors, will receive an option to purchase 20,000 shares of our common stock and, thereafter, an option to purchase 4,000 shares of common stock on the date of each annual meeting at which such person is reelected to serve as a director. Such options will have an exercise price equal to the fair market value of such shares on the date of grant, become exercisable so long as the recipient continues to serve as a director in four equal annual installments commencing on the first anniversary of the grant thereof, and expire on the tenth anniversary of the date of grant.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION. The Compensation Committee of our Board of Directors currently consists of Messrs. Farouze, Koffman, Mizrachi, Russ and Simbal. None of these individuals was an officer or employee of the Company at any time during fiscal 2003. No current executive officer of the Company has served as a member of the board of directors or compensation committee of any entity for which a member of our Board of Directors or Compensation Committee has served as an executive officer.

ITEM 2:  AMENDMENT OF EMPLOYEE INCENTIVE PLAN
--------------------------------------------------------------------------------


Item 2 is the amendment of the Company's Employee Incentive Plan to increase from 100,000 to 2,000,000 the number of shares of the Company's Common Stock which may be granted to any individual in a single year under the Employee Incentive Plan. The proposal to amend the Employee Incentive Plan requires the affirmative vote of a majority of the shares of Common Stock represented and entitled to vote at the Meeting. A copy of the Employee Incentive Plan, including the proposed amendment, is attached to this Proxy Statement as Appendix B.

Pursuant to the provisions of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations promulgated thereunder (as discussed below), the 1996 Plan must provide a limit with respect to the number of shares underlying stock options or other rights that may be granted by the Company to any individual in a specified period. Currently, the maximum number of shares of Common Stock with respect to which options or rights may be granted under the Employee Incentive Plan to any individual during any fiscal year is 100,000, subject to certain adjustments in the event of a stock split, recapitalization or similar event. The Board of Directors has proposed that the per individual annual limitation be increased to 2,000,000 shares of Common Stock.

The Employee Incentive Plan is designed to assist the Company in attracting, retaining and compensating highly qualified individuals and to provide them with a proprietary interest in the Company's Common Stock. For a summary of the principal features of the Employee Incentive Plan, please see the description below entitled "Description of the Plan."

SECTION 162(M) LIMITATIONS. The following is intended only as a brief summary of the federal income tax rules relevant to the grant of options to certain officers. These rules are highly technical and subject to change in the future.

Section 162(m) of the Code, generally disallows the deduction of compensation income in excess of $1,000,000 paid to a "covered employee." Thus, if an officer remains a "covered employee," meaning either the Chief Executive Officer or one of the other four most highly compensated employees of the Company whose compensation is required to be disclosed under the Securities Exchange Act of 1934, and he or she were to exercise his or her options such that he or she receives more than $1,000,000 in compensation in any given taxable year, the Company would not be allowed to deduct that portion of such officer's otherwise deductible compensation that exceeded $1,000,000.

Section 162(m) of the Code does not apply, however, to compensation that meets the following four criteria: (1) the compensation is based solely on the attainment of performance goals; (2) the performance goals are determined by a compensation committee of the Board of Directors comprised solely of two or more outside directors; (3) the material terms of the compensation are disclosed to stockholders and approved by a majority vote of the stockholders; and (4) certification by the compensation committee that the performance goals have been met. In addition, Treasury Regulation Section 1.162-27(e)(4)(iv) requires that the compensation payable must be specific enough so that a stockholder can determine the maximum amount of compensation that could be paid to any employee during a specific period. A stock option plan that provides a limit with respect to the maximum number of shares underlying stock options that may be granted to any employee during a specified period and the exercise price of those options satisfies Treasury Regulation Section 1.162-27(e)(4)(iv). The Employee Incentive Plan is intended to meet the requirements of Section 162(m) of the Code.

OPTION EXERCISES AND HOLDINGS. As of December 31, 2003, there were 2,526,087 shares of our common stock subject to outstanding options granted under the Employee Incentive Plan and 2,573,913 shares (subject to adjustment to prevent dilution) available for awards granted under the Employee Incentive Plan. In addition, as of December 31, 2003, there were 6,400,000 shares of our common stock subject to outstanding options granted outside of the Employee of Incentive Plan. For information concerning the grant of stock options during fiscal 2003 to the Named Executive Officers and unexercised stock options held by the Named Executive Officers as of December 31, 2003, see the tables entitled "Stock Option Grants" and "Option Exercises and Holdings" below.

DESCRIPTION OF THE PLAN.

ADMINISTRATION. The Employee Incentive Plan is administered by the Compensation Committee of the Board of Directors. The Compensation Committee has the power to construe and interpret the Employee Incentive Plan and, subject to provisions of the Employee Incentive Plan, to determine the persons to whom and the dates on which awards will be granted, the number of shares to be subject to each award, the times during the term of each award within which all or a portion of such award may be exercised, the exercise price, the type of consideration and other terms and conditions of such award. The Compensation Committee is composed solely of individuals who are "outside directors" within the meaning of Section 162(m)(4)I of the Code, and who otherwise comply with the requirements of Rule 16b-3 promulgated under the Securities and Exchange Act of 1934, as amended. The expenses for administering the Employee Incentive Plan are borne by the Company.

ELIGIBILITY. Incentive stock options may be granted under the Employee Incentive Plan only to employees (including directors if they are also employees) of the Company and its subsidiaries. Employees, directors and independent contractors are eligible to receive nonstatutory (non-qualified) stock options, stock appreciation rights, restricted awards, performance awards and other awards under the Employee Incentive Plan.

No incentive stock option may be granted under the Employee Incentive Plan to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of the Company or any subsidiary of the Company, unless the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of the grant and the term of the option does not exceed five years from the date of the grant. In addition, the aggregate fair market value, determined at the time of the grant, of the shares of Common Stock with respect to which incentive stock options are exercisable for the first time by an optionee during any calendar year (under all such plans of the Company and its subsidiaries) may not exceed $100,000. The Employee Incentive Plan currently states that in the case of stock options and stock appreciation rights, no person may receive in any year a stock option to purchase more than 100,000 shares or a stock appreciation right measured by more than 100,000 shares. Upon approval of the proposed amendment to the Employee Incentive Plan, this annual limit on grants to any individual will be increased to 2,000,000.

If awards granted under the Employee Incentive Plan expire, are canceled or otherwise terminate without being exercised, the Common Stock not purchased pursuant to the award again becomes available for issuance under the Employee Incentive Plan.

TERMS OF AWARDS. The following is a description of the types of grants and awards and the permissible terms under the Employee Incentive Plan. Individual awards may be more restrictive as to any or all of the permissible terms described below.

Stock options may be granted as "incentive  stock options" within the meaning of
Section 422 of the Code or nonstatutory (non-qualified) stock options.

Stock appreciation rights ("SARs") may be granted specifying a period of time for which increases in share price shall be measured, with the grantee eligible to receive stock or cash at the end of the period based upon increases in the share price.

Restricted awards may be granted specifying a period of time (the "Restriction Period") applicable to the award, which may vary at the discretion of the Committee. Common Stock awarded pursuant to a restricted stock award shall entitle the holder to enjoy all the shareholder rights during the restriction period except that certain limitations with respect to dividend distributions and disposition of the stock shall apply.

Performance awards may be granted specifying a number of performance shares to be credited to an account on behalf of the recipient, each share of which is deemed to be the equivalent of one share of Common Stock of the Company. These awards shall be subject to both time and Company performance objectives that are specified at the time of the award at the discretion of the Committee. The value of a performance share in a holder's account at the time of award or the time of payment shall be the fair market value at any time of a share of the Common Stock of the Company.

Other awards may be granted under the Employee Incentive Plan that are not in the categories discussed above because the Employee Incentive Plan provides the Compensation Committee with flexibility in designing compensation programs. An award may also consist of one or more of the categories above or two or more of them in tandem in the alternative.

EXERCISE PRICE; PAYMENT. The exercise of stock options under the Employee Incentive Plan may not be less than the fair market value of the Common Stock subject to the option on the date of the option grant and in some cases as described above may not be less than 110% of fair market value. Similarly, SARs are based upon the fair market value of a share of Common Stock on the date of the grant compared with the fair market value of a share at the end of the measuring period. The sole basis for compensation under these awards is an increase in the stock's fair market value.

Restricted stock awards are payable in stock upon satisfaction of the restrictions imposed with respect to the award. The Compensation Committee has the discretion to pay other awards in cash, in shares of Common Stock, or a combination of both.

PERFORMANCE GOALS. The Employee Incentive Plan is structured so that the Compensation Committee may make awards that qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code. However, the Employee Incentive Plan is flexible so that the Compensation Committee also has the discretion to make awards that are not described in that section. Section 162(m) provides a limit of $1,000,000 on deductions for compensation paid to certain corporate executives on a year-by-year basis. However, "performance-based compensation" is excluded from that limitation. Whether any particular award under the Employee Incentive Plan will qualify as "performance-based compensation" will depend upon the terms of the award and compliance with certain other procedural requirements under Section 162(m). The Compensation Committee will take into account the overall tax and business objectives of the Company in structuring awards under the Employee Incentive Plan.

TERM. The maximum term of the Employee Incentive Plan is ten years, except that the Board of Directors may terminate the Employee Incentive Plan earlier. The term of each individual award will depend upon the written agreement between the Company and the grantee setting forth the terms of the awards. In certain circumstances, an award may remain outstanding for a period that extends beyond the term of the Employee Incentive Plan or the period of the grantee's employment.

ADJUSTMENTS. If there is any change in the stock subject to the Employee Incentive Plan or subject to any award made under the Employee Incentive Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in kind, stock split, liquidating dividend, combination or exchange of shares, change in corporate structure or otherwise), the Employee Incentive Plan and shares outstanding thereunder will be appropriately adjusted as to the class and the maximum number of shares subject to the Employee Incentive Plan and the class, number of shares and price per share of stock subject to such outstanding options as determined by the Compensation Committee to be fair and equitable to the holders, the Company and the shareholders. In addition, the Compensation Committee may also make adjustments in the number of shares covered by, and the price or other value of any outstanding awards under the Employee Incentive Plan in the event of a spin-off or other distribution (other than normal cash dividends) of Company assets to shareholders.

AMENDMENT. The Board of Directors may amend the Employee Incentive Plan at any time and from time to time without shareholder approval, except that an amendment may not, without shareholder approval: (i) increase the number of shares authorized for issuance under the Employee Incentive Plan except as a result of an adjustment; (ii) materially modify the requirements as to eligibility for participation in the Employee Incentive Plan; or (iii) materially increase the benefits accruing to participants under the Employee Incentive Plan.

RESTRICTIONS ON TRANSFER. Under the Employee Incentive Plan, no award shall be transferable by a holder other than by laws of descent and distribution. Option rights shall be exercisable during the holder's lifetime only by the holder or by his guardian or legal representative.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLAN.

The following table sets forth certain information regarding our equity compensation plans as of December 31, 2003.

                            NUMBER OF SECURITIES TO      WEIGHTED-AVERAGE EXERCISE          NUMBER OF SECURITIES
                            BE ISSUED UPON EXERCISE         PRICE OF OUTSTANDING           REMAINING AVAILABLE FOR
                            OF OUTSTANDING OPTIONS,        OPTIONS, WARRANTS AND        FUTURE ISSUANCE UNDER EQUITY
                              WARRANTS AND RIGHTS                  RIGHTS                    COMPENSATION PLANS
                           --------------------------    ---------------------------    ------------------------------
Equity compensation
plans approved by
security holders .......           8,926,087                       $7.13                          2,573,913

Equity compensation
plans not approved by
security holders .......            881,732                        $4.65                             --
                           --------------------------    ---------------------------    ------------------------------
Total                              9,807,819                       $6.91                          2,573,913


MATERIAL FEATURES OF INDIVIDUAL EQUITY COMPENSATION PLANS NOT APPROVED BY SHAREHOLDERS

Sanders Morris Harris Inc. acted as placement agent in connection with our October 2003 private placement financing transaction. As partial consideration for their services as placement agent, we issued to Sanders Morris Harris a warrant to purchase 881,732 shares of our common stock at an exercise price of $4.65 per share. The warrant has a term of 5 years. The warrant vests and becomes exercisable in full on April 17, 2004.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE AMENDMENT OF THE EMPLOYEE INCENTIVE PLAN.

ITEM 3:  RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------


Item 3 is the ratification of Grant Thornton LLP as our independent public accountant for the year ending December 31, 2004. The Audit Committee of the Board of Directors recommended and the Board of Directors has selected, subject to ratification by a majority vote of the shares of common stock present or represented and entitled to vote at the Annual Meeting, the firm of Grant Thornton LLP to continue as our independent public accountant for the current fiscal year ending December 31, 2004. Grant Thornton LLP has served as the principal independent public accounting firm utilized by us during the year ended December 31, 2003. We anticipate that a representative of Grant Thornton LLP will attend the Annual Meeting for the purpose of responding to appropriate questions. At the Annual Meeting, a representative of Grant Thornton LLP will be afforded an opportunity to make a statement if he or she so desires.

While there is no legal requirement that this proposal be submitted to shareholders, it will be submitted at the Annual Meeting nonetheless, as the Board of Directors believes that the selection of auditors to audit the Company's consolidated financial statements is of sufficient importance to seek shareholder approval. If the shareholders do not ratify this appointment, other firms of certified public accountants will be considered by the Board of Directors upon recommendation of the Audit Committee.

Ernst & Young LLP, the Company's former independent public accounts for the fiscal years ended December 31, 1995 through 2002, was dismissed on July 2, 2003. The principal accountant's report on the financial statements for the fiscal years ended December 31, 2001 and 2002 did not contain an adverse opinion or a disclaimer of opinion, nor was the report qualified or modified as to uncertainty, audit scope, or accounting principles. The decision to change accountants was recommended and approved by the Audit Committee. During the fiscal years ended December 31, 2001 and 2002, there were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Ernst & Young, LLP would have caused it to make reference to the subject matter of the disagreement in connection with its report.

During 2003, E&Y advised us and discussed with the Audit Committee that, due in part to certain acquisitions by our subsidiaries in Mexico and modifications to our inventory costing methodology, certain improvements in the internal controls of those subsidiaries were necessary to ensure reporting from the subsidiaries would be sufficient for us to develop reliable financial statements. We have authorized E&Y to respond to the inquiries of the successor accountant concerning this matter. We have determined to address the deficiencies identified by E&Y in consultation with our new independent public accountants.

The ratification of Grant Thornton LLP as the Company's independent public accountants for the fiscal year ended December 31, 2004 will require the affirmative vote of a majority of the shares of common stock present or represented and entitled to vote at the Annual Meeting. All Proxies will be voted to approve the Amendment unless a contrary vote is indicated on the enclosed Proxy card.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS.

EXECUTIVE COMPENSATION

                           SUMMARY COMPENSATION TABLE

The following table sets forth, as to the Chief Executive Officer and as to each of the other four most highly compensated officers whose compensation exceeded $100,000 during the last fiscal year (the "Named Executive Officers"), information concerning all compensation paid for services to the Company in all capacities for each of the three years ended December 31 indicated below.

                                                      ANNUAL COMPENSATION                 LONG TERM COMPENSATION
                                                      -------------------                 ----------------------
                                                                                                           ALL
                              FISCAL YEAR                              OTHER ANNUAL       NUMBER OF       OTHER
NAME                             ENDED         SALARY       BONUS      COMPENSATION      SECURITIES    COMPENSATION
----                           DECEMBER        ------       -----      ------------      UNDERLYING    ------------
PRINCIPAL POSITION(1)             31,           ($)          ($)          ($)(2)          OPTIONS         ($)(3)
---------------------             ---           ---          ---          ---             -------         ---

Gerard Guez(4)..........         2003         211,538(5)      --             --           1,000,000          --
   CEO and Chairman of           2002         450,000         --             --           1,000,000        50,000
   the Board of Directors        2001         450,000         --             --              --            50,000

Todd Kay................         2003         500,000         --             --           1,000,000          --
   Vice Chairman                 2002         450,000       20,000           --           1,000,000        50,000
   the Board of Directors        2001         450,000         --             --              --            50,000

Karen Wasserman.........         2003         400,000         --             --              25,000          --
   Executive Vice                2002         345,000         --             --              --              --
   President                     2001         334,768         --             --              50,000          --
   and General
   Merchandising Manager

Eddy Yuen(6)............         2003         269,586       62,099       204,063(7)         100,000          --
                                 2002         350,000       45,000           --              50,000          --
                                 2001         191,729       39,586        88,541(8)         100,000          --

Charles Ghailian(9).....         2003         383,968      222,500           --              25,000          --
   President of                  2002         383,968      170,000           --              --              --
   Tag Mex, Inc.                 2001         383,968      170,200           --             100,000          --

Patrick Chow(10)........         2003         250,000      100,000           --             100,000          --
   Chief Financial               2002         220,000       75,000           --              --              --
   Officer                       2001         160,000       30,000           --              60,000          --


Barry Aved(11)..........         2003         123,077         --             --             504,000          --
   President                     2002           --            --             --              --              --
                                 2001           --            --             --               4,000          --

----------

(1) For a description of the employment contracts between certain officers and the Company, see "Employment Contracts," below.
(2) Certain of the Company's executive officers receive personal benefits in addition to salary and cash bonuses, including car allowances, living and relocation expenses and director fees. The aggregate amount of such personal benefits does not exceed the lesser of $50,000 or 10% of the total annual salary and bonus reported for the officer.
(3) Represents the Company's contribution to defined contribution plans or, in the case of Messrs. Guez and Kay, contributions by the Company to a deferred compensation plan.
(4) Mr. Guez served as the Company's Chief Executive Officer from the Company's inception until 2001, and was re-appointed as Chief Executive Officer in March 2003.
(5) Pursuant to the terms of the Mr. Guez's Employment Agreement, Mr. Guez is entitled to receive an annual base salary of $500,000. During 2003, Mr. Guez agreed to reduce his base salary to allow the Company to employ Mr. Aved as President and assume a portion of the duties previously performed by the CEO.
(6) Mr. Yuen served as the Company's Chief Executive Officer from October 2001 through March 2003 and as President of the Imports division of the Company from April 2003 through August 2003.
(7) Includes approximately $17,765 paid to Mr. Yuen for outstanding leave and $186,298 paid to Mr. Yuen as additional compensation for long-term service upon Mr. Yuen's separation from the Company in August 2003.


                                       14


(8) During Mr. Yuen's stay in Mexico in fiscal 2001, Mr. Yuen's family in the U.S. received a living allowance of $36,000, car allowance of $12,000, house rental allowance of $26,000, medical insurance allowance of $6,000 and utilities allowance of $15,000.
(9) Mr. Ghailian served as President of Chazzz, a division of Tag Mex Inc., a wholly-owned subsidiary of the Company from 1999 until March 2002, and was appointed President of Tag Mex Inc. on April 1, 2002. In 2001, bonus of $170,000 was paid to CMG, Inc.
(10)   Mr. Chow was appointed Chief  Financial  Officer on January 7, 2002.
(11)   Mr. Aved was appointed President on September 1, 2003.


                          OPTION GRANTS IN FISCAL 2003

The following table sets forth certain information regarding the grant of stock options made during fiscal 2003 to the Named Executive Officers.

                                  PERCENT OF
                                    TOTAL
                                   OPTIONS                                      POTENTIAL
                     NUMBER OF    GRANTED TO                                 REALIZABLE VALUE
                    SECURITIES     EMPLOYEES                                    AT ASSUMED
                    UNDERLYING        IN        EXERCISE                   RATE OF STOCK PRICE
                      OPTIONS       FISCAL      OR BASE    EXPIRATION        APPRECIATION FOR
NAME                  GRANTED       YEAR(1)     PRICE(2)      DATE            OPTION TERM(3)
----                -----------   ----------    --------   -----------    ----------------------
                                                                             5%         10%
                                                                             --         ---
Gerard Guez......    1,000,000       30.9         $3.65       05/28/13    $2,295,465  $5,817,160
Todd Kay.........    1,000,000       30.9         $3.65       05/28/13    $2,295,465  $5,817,160
Karen Wasserman..       25,000        0.8         $3.60       12/30/13       $56,601    $143,437
Eddy Yuen (4)....      100,000        3.1         $3.65       04/01/13      $229,547    $581,716
Charles Ghailian.       25,000        0.8         $3.60       12/30/13       $56,601    $143,437
Patrick Chow.....      100,000        3.1         $3.65       04/01/13      $229,547    $581,716
Barry Aved.......      504,000       15.6          (5)          (5)       $1,227,577  $3,110,922

----------

(1) Options covering an aggregate of 3,236,100 shares were granted to employees during fiscal 2003.
(2) The exercise price and tax withholding obligations related to exercise may be paid by delivery of already owned shares, subject to certain conditions.
(3) The potential realizable value is based on the assumption that the common stock appreciates at the annual rate shown (compounded annually) from the date of grant until the expiration of the option term. These amounts are calculated pursuant to applicable requirements of the SEC and do not represent a forecast of the future appreciation of the common stock.
(4) Eddy Yuen resigned on August 28, 2003. All unexercised options held by Mr. Yuen terminated 90 days after his resignation.
(5) Mr. Aved's options include the following grants with the following exercise prices and expiration dates: 4,000 shares at an exercise price of $2.84 per share, expiring on August 12, 2013; 100,000 shares at an exercise price of $3.65 per share, expiring on September 23, 2013; and 400,000 shares at an exercise price of $3.939 per share, expiring on December 4, 2013.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

The following table sets forth, for each of the Named Executive Officers, certain information regarding the exercise of stock options during fiscal 2003, the number of shares of common stock underlying stock options held at fiscal year-end and the value of options held at fiscal year-end based upon the last reported sales price of the common stock on The Nasdaq National Market on December 31, 2003 ($3.59 per share).

                         SHARES                     NUMBER OF SECURITIES
                        ACQUIRED                   UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                           ON         VALUE              OPTIONS AT             IN-THE-MONEY OPTIONS AT
                        EXERCISE    REALIZED          DECEMBER 31, 2003            DECEMBER 31, 2003
-------------------    ---------    --------    ----------------------------   --------------------------
NAME                                            EXERCISABLE    UNEXERCISABLE   EXERCISABLE  UNEXERCISABLE
----                                            -----------    -------------   -----------  -------------
Gerard Guez........        --          --         1,266,668        1,500,000       --            --
Todd Kay...........        --          --           933,332        1,500,000       --            --
Karen Wasserman....        --          --            97,500           37,500       --            --
Charles Ghailian...        --          --           147,000           50,000       --            --
Patrick Chow.......        --          --            47,000          115,000       --            --
Barry Aved.........        --          --            22,000          507,000       --          $3,000


EMPLOYMENT AND SEVERANCE AGREEMENTS

The Company has entered into employment contracts with the following Named Executive Officers.

Pursuant to an employment contract dated as of January 1, 1998 (the "Guez Agreement"), Gerard Guez has been employed as the Chairman of the Board and Chief Executive Officer of the Company. The Guez Agreement initially provided that Mr. Guez receive an annual salary of $1,000,000 and, provided the Company reports specified amounts of pre-tax income as set forth in the agreement, an annual bonus of up to $2,000,000 and an option to purchase up to 666,668 shares of common stock. The Guez Agreement was amended on January 10, 2000 to provide for a reduction of the annual base salary to $500,000 and to extend the expiration of the Agreement from December 31, 2002 to March 31, 2003. Effective April 1, 2003, the Board of Directors approved the extension of the Guez Agreement for three additional years, providing for an annual base salary of $500,000 for the period from April 1, 2003 until March 31, 2004, $750,000 for the period from April 1, 2004 until March 31, 2005, and $1,000,000 for the period from April 1, 2005 to March 31, 2006. Mr. Guez resigned as Chief Executive Officer in October 2001, but was re-appointed to this position in March 2003. During 2003, Mr. Guez agreed to reduce his base salary to allow the Company to employ Mr. Aved as President and assume a portion of the duties previously performed by the CEO.

Pursuant  to an  employment  contract  dated as of  January  1,  1998  (the "Kay
Agreement"), Todd Kay has been employed by the Company. The Kay Agreement initially provided that Mr. Kay receive an annual salary of $1,000,000 and, provided the Company reports specified amounts of pre-tax income as set forth in the agreement, an annual bonus of up to $2,000,000 and an option to purchase up to 333,332 shares of common stock. The Kay Agreement was amended on January 10, 2000 to provide for a reduction of the annual base salary to $500,000 and to extend the expiration of the Agreement from December 31, 2002 to March 31, 2003. Effective April 1, 2003, the Board of Directors approved the extension of the Kay Agreement for three additional years, providing for an annual base salary of $500,000 for the period from April 1, 2003 until March 31, 2004, $750,000 for the period from April 1, 2004 until March 31, 2005, and $1,000,000 for the period from April 1, 2005 to March 31, 2006.

Pursuant to an employment contract dated January 7, 2002, as amended effective January 1, 2003 (the "Chow Contract"), Patrick Chow has been employed as Chief Financial Officer of the Company. The Chow Contract provides for an annual base salary of $250,000. The contract will be subject to automatic renewal annually and either party must give 60 days notice of intent to terminate employment prior to the annual renewal date.

Pursuant to an employment contract dated September 1, 2003 (the "Aved Agreement"), Barry Aved has been employed as President of the Company. The Aved Agreement provides for an annual base salary of $400,000, and an option to purchase 500,000 shares of the Company's Common Stock, vesting in equal annual installments four years from the grant date. The contract will be subject to automatic renewal annually and either party must give 60 days notice of intent to terminate employment prior to the annual renewal dated.

Pursuant to an employment contract dated March 23, 1999, and as amended as of April 1, 2002 (the "Ghailian Agreement"), Charles Ghailian is employed as President of Tag Mex, Inc., a wholly-owned subsidiary of the Company. The Ghailian Agreement originally provided for an annual base salary of $480,000, but in 2000 the Company and Mr. Ghailian agreed to reduce Mr. Ghailian's annual base salary by 20%. In addition, the agreement provides that, as long as Tag Mex reports specified amounts of net sales and pre-tax income as set forth in the Ghailian Agreement, Mr. Ghailian will receive an annual bonus of $170,000. The Ghailian Agreement also provides for an additional bonus as the Company and Mr. Ghailian mutually agree upon. Mr. Ghailian was initially granted options to purchase 36,000 shares common stock under the Ghailian Agreement and an additional 100,000 shares pursuant to the amendment effective April 1, 2002.

EMPLOYEE BENEFIT PLANS

The Company has adopted the Tarrant Apparel Group Employee Incentive Plan (the "Employee Incentive Plan"). Up to 5,100,000 shares of our common stock are authorized to be issued pursuant to the Employee Incentive Plan. The Employee Incentive Plan currently provides for the issuance of incentive stock options, non-qualified stock options, stock appreciation rights, restricted stock and other performance-based benefits. The purpose of the Employee Incentive Plan is to enable the Company to attract, retain and motivate officers, directors, employees and independent contractors by providing for performance-based benefits. The Employee Incentive Plan is administered by the Compensation Committee of the Board of Directors. As of December 31, 2003, there were 2,526,087 shares of our common stock subject to outstanding options granted under the Employee Incentive Plan and 2,573,913 shares (subject to adjustment to prevent dilution) available for awards granted under the Employee Incentive Plan. In addition, as of December 31, 2003, there were 6,400,000 shares of our common stock subject to outstanding options granted outside of the Employee of Incentive Plan.

In 1994, the Company adopted a Profit Sharing 401(k) Plan (the "Profit Sharing Plan") which is intended to be qualified under Section 401(k) of the Internal Revenue Code of 1986, as amended. To be eligible, an employee must have been employed by the Company for at least one year. The Profit Sharing Plan permits employees who have completed one year of service to defer from 1% to 15% of their annual compensation into the Profit Sharing Plan. Additional annual contributions may be made at the discretion of the Company, and a 50% (100% effective July 1, 1995) matching contribution may be made by the Company up to a maximum of 6% (5% effective July 1, 1995) of a participating employee's annual compensation. Contributions made by the Company vest according to a schedule set forth in the Profit Sharing Plan.

Tarrant HK has adopted a Mandatory Provident Fund Scheme - AIA-JF Premium MPF Scheme under the Mandatory Provident Fund Schemes Ordinance, in which the employees who have joined the Company since December 1, 2000 are eligible to enroll. Monthly contributions are made based on 5% of the employees' relevant income.

In addition Tarrant HK has adopted a defined contribution retirement benefits scheme -the National Mutual Central Provident Fund Scheme (the "Provident Fund scheme") which has been approved under Section 87A of the Inland Revenue Ordinance of Hong Kong since 1992. This scheme has been registered as a Mandatory Provident Fund exempted Occupational Retirement Schemes Ordinance scheme under the Mandatory Provident Fund Schemes Ordinance. From August 1992, an employee, upon completion of one full year's service with Tarrant HK, is entitled to enroll in the Provident Fund scheme on voluntary basis. Since December 1, 2000, no new members have been allowed to enroll in this scheme. Monthly contributions are made based on 5% of the employees' basic salary. The employees having completed more than 3 years of service with Tarrant HK are entitled to the Company's vested benefits according the vesting scale of the Provident Fund scheme.

REPORT OF COMPENSATION COMMITTEE

The Compensation Committee is charged with the responsibility of administering all aspects of the Company's executive compensation programs. The Compensation Committee, which currently is comprised of five independent, non-employee directors also grants all stock options and otherwise generally administers the Company's stock option plans. Following review and approval by the Compensation Committee, determinations pertaining to executive compensation are submitted to the full Board of Directors for approval. In connection with its deliberations, the Compensation Committee seeks, and is significantly influenced by, the views of the Chief Executive Officer with respect to appropriate compensation levels of the other officers.

         TOTAL COMPENSATION. It is the philosophy of the Compensation Committee that executive compensation should be structured to provide an appropriate relationship between executive compensation and performance of the Company and the share price of the common stock, as well as to attract, motivate and retain executives of outstanding abilities and experience. Since its inception, the Company has maintained the philosophy that executive compensation should be competitive with that provided by other companies in the women's apparel industry to assist the Company in attracting and retaining qualified executives critical to the Company's long-term success.

         BASE SALARY. Base salaries are negotiated at the commencement of an executive's employment with the Company or upon renewal of his or her employment agreement, and are designed to reflect the position, duties and responsibilities of each executive officer, the cost of living in the area in which the officer is located, and the market for base salaries of similarly situated executives at other companies engaged in businesses similar to that of the Company. Base salaries may be annually adjusted in the sole discretion of the Compensation Committee to reflect changes in any of the foregoing factors.

         STOCK INCENTIVE PLAN OPTIONS AND AWARDS. Under the Employee Incentive Plan, the Compensation Committee is authorized to grant any type of award which might involve the issuance of shares of common stock, options, warrants, convertible securities, stock appreciation rights or similar rights or any other securities or benefits with a value derived from the value of the common stock. The number of options granted to an individual is based upon a number of factors, including his or her position, salary and performance, and the overall performance and stock price of the Company.

         ANNUAL INCENTIVES. The Compensation Committee believes that executive compensation should be determined with specific reference to the Company's overall performance and goals, as well as the performance and goals of the division or function over which each individual executive has primary responsibility. In this regard, the Compensation Committee considers both quantitative and qualitative factors. Quantitative items used by the Compensation Committee in analyzing the Company's performance include sales and sales growth, results of operations and an analysis of actual levels of operating results and sales to budgeted amounts. Qualitative factors include the Compensation Committee's assessment of such matters as the enhancement of the Company's image and reputation, expansion into new markets, and the development and success of new products and new marketing programs.

         The Company developed, and the Compensation Committee approved a performance incentive plan for executives and employees for the year 2003 based on specific goals and criteria. For management, there was a provision for a bonus to be paid for sales that exceeded the budget by a fixed amount.

         The Compensation Committee attributes various weights to the qualitative factors discussed above based upon their perceived relative importance to the Company at the time compensation determinations are made. Each executive's performance is evaluated with respect to each of these factors, and compensation levels are determined based on each executive's overall performance.

         DETERMINATION OF CHIEF EXECUTIVE OFFICER'S COMPENSATION. In fiscal year 2003, Eddy Yuen, served as the Company's Chief Executive Officer from January 1, 2003 to March 20, 2003 and then President of our Imports division from March 21, 2003 to August 28, 2003. As compensation, Mr. Yuen received total base salary of $269,586 and a cash bonus of $62,099. Gerard Guez, the Company's Chief Executive Officer from March 20, 2003 to the present received base salary of $211,538 during fiscal 2003 and was granted options to purchase 1,000,000 shares of the Company's common stock. Pursuant to an employment agreement, Mr. Guez was entitled to receive an annual base salary of $500,000 for the period from April 1, 2003 through March 31, 2004. However, during 2003, Mr. Guez agreed to reduce his base salary to allow the Company to employ Mr. Aved as President and assume a portion of the duties previously performed by the CEO. These compensation packages were established based upon a comparative analysis of other similarly situated chief executive officers conducted by the Compensation Committee. Our Chief Executive Officer also participates in the management incentive plan approved by the Compensation Committee.

         The  Compensation  Committee  intends to continue its policy of linking
executive   compensation  with  maximizing  shareholder  returns  and  corporate performance to the extent possible through the programs described above.

         OMNIBUS BUDGET RECONCILIATION ACT IMPLICATIONS FOR EXECUTIVE COMPENSATION. Effective January 1, 1994, under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), a public company generally will not be entitled to a deduction for non-performance-based compensation paid to certain executive officers to the extent such compensation exceeds $1.0 million. Special rules apply for "performance-based" compensation, including the approval of the performance goals by the shareholders of the Company.

         All compensation paid to the Company's employees in fiscal 2003 will be fully deductible. With respect to compensation to be paid to executives in 2004 and future years, in certain instances such compensation may exceed $1.0 million. However, in order to maintain flexibility in compensating executive officers in a manner designed to promote varying corporate goals, the Compensation Committee has not adopted a policy that all compensation must be deductible.

                                     Compensation Committee

                                     Stephan Farouze
                                     Milton Koffman
                                     Joseph Mizrachi
                                     Larry Russ
                                     Mitchell Simbal


REPORT OF AUDIT COMMITTEE

The Audit Committee of the Board of Directors, which consists of independent directors (as that term is defined in Rule 4200(a)(15) of the National Association of Securities Dealers' Marketplace Rules), has furnished the following report:

The Audit Committee assists the Board of Directors in overseeing and monitoring the integrity of the Company's financial reporting process, its compliance with legal and regulatory requirements and the quality of its internal and external audit processes. The role and responsibilities of the Audit Committee are set forth in a written Charter adopted by the Board of Directors, which is attached as Appendix "A" to this Proxy Statement. The written Charter of the Audit Committee was recently amended by the Board of Directors in light of enhanced audit committee responsibilities resulting from recent legislation and regulatory requirements. The Audit Committee reviews and reassesses the Charter annually and recommends any changes to the Board of Directors for approval.

The  Audit  Committee  is  responsible  for  overseeing  the  Company's  overall
financial  reporting  process.  In  fulfilling  its   responsibilities  for  the
financial statements for fiscal year 2003, the Audit Committee:

         - Reviewed and discussed the audited financial statements for the year ended December 31, 2003 with management and Grant Thornton LLP (the "Auditors"), the Company's independent auditors;

         - Discussed with the Auditors the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit; and

         - Received written disclosures and the letter from the Auditors regarding its independence as required by Independence Standards Board Standard No. 1. The Audit Committee discussed with the Auditors their independence.

The Audit Committee also considered the status of pending litigation and other areas of oversight relating to the financial reporting and audit process that the committee determined appropriate.

AUDIT FEES

Fees for audit services, as approved by the Audit Committee, totaled approximately $624,000 in 2002 and approximately $464,000 in 2003, including fees associated with the annual audit, the reviews of the Company's quarterly reports on Form 10-Q, and statutory audits required internationally.

AUDIT-RELATED FEES

Fees for audit-related services, as approved by the Audit Committee, totaled approximately $103,000 in 2002 and approximately $296,000 in 2003. Audit-related services principally include due diligence in connection with acquisitions, accounting consultations and benefit plan audits.

TAX FEES

Fees for tax services, including tax compliance, tax advice and tax planning, as approved by the Audit Committee, totaled approximately $942,000 in 2002 and $622,000 in 2003.

ALL OTHER FEES

There were no fees for any other services not included above in either 2003 or 2002.

The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the principal accountant's independence.

Based on the Audit Committee's review of the audited financial statements and discussions with management and the Auditors, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Corporation's Annual Report on Form 10-K for the year ended December 31, 2003 for filing with the SEC.

                                     AUDIT COMMITTEE

                                     Mitchell Simbal, Chairman
                                     Stephane Farouze
                                     Milton Koffman
                                     Joseph Mizrachi
                                     Larry Russ

PERFORMANCE GRAPH

The following graph sets forth the percentage change in cumulative total shareholder return of our common stock during the five-year period from December 31, 1998 to December 31, 2003, compared with the cumulative returns of the NASDAQ Stock Market (U.S. Companies) Index and companies with the standard industrial classification (SIC) code 5137. The component entities of SIC Code 5137 were generated by Research Data Group, Inc. All the entities in SIC Code
5137 were incorporated into the peer group. The comparison assumes $100 was invested on December 31, 1998 in our common stock and in each of the foregoing indices. The stock price performance on the following graph is not necessarily indicative of future stock price performance.


                               [GRAPHIC OMITTED]


                                            Cumulative Total Return
                              --------------------------------------------------
                               12/98    12/99    12/00   12/01    12/02    12/03

TARRANT APPAREL GROUP         100.00    24.21     9.12   13.79    10.29     9.03
NASDAQ STOCK MARKET (U.S.)    100.00   186.20   126.78   96.96    68.65   108.18
PEER GROUP                    100.00   100.02    13.95   11.65    14.79    15.03

CERTAIN TRANSACTIONS WITH DIRECTORS AND EXECUTIVE OFFICERS

Except as disclosed in this Proxy Statement, neither the nominees for election as directors of the Company, the directors or senior officers of the Company, nor any shareholder owning more than five percent of the issued shares of the Company, nor any of their respective associates or affiliates, had any material interest, direct or indirect, in any material transaction to which the Company was a party during fiscal 2003, or which is presently proposed.

See "Employment Contracts" for a summary of employment agreements with certain of our executive officers.

The Company leases its principal offices and warehouse located in Los Angeles, California and office space in Hong Kong from corporations owned by Messrs. Guez and Kay. The Company believes, at the time the leases were entered into, the rents on these properties were comparable to then prevailing market rents. The Company paid $1,330,000 in 2003 for rent for office and warehouse facilities.

On October 16, 2003, we leased to affiliates of Mr. Kamel Nacif, one of our shareholders, a substantial portion of our manufacturing facilities and operations in Mexico including real estate and equipment. We leased our twill mill in Tlaxcala, Mexico, and our sewing plant in Ajalpan, Mexico, for a period of 6 years and for an annual rental fee of $11 million. The assets subject to these leases have a net book value of approximately $92 million as of December 31, 2003. In connection with this transaction, we also entered into a management services agreement pursuant to which Mr. Nacif's affiliates will manage the operation of our remaining facilities in Mexico in exchange for the use of such facilities. The term of the management services agreement is also for a period of 6 years. We have agreed to purchase annually, six million yards of fabric manufactured at the facilities leased and/or operated by Mr. Nacif's affiliates at market prices to be negotiated. Based on current market price, the purchase commitment would be approximately $18 million annually.

From time to time, we borrowed funds from, and advanced funds to, certain officers and principal shareholders, including Gerard Guez, Todd Kay and Kamel Nacif. The greatest outstanding balance of such borrowings from Mr. Kay in 2003 was $487,000. The greatest outstanding balance of such advances to Mr. Guez during 2003 was approximately $4,879,000. As of December 31, 2003, we were indebted to Mr. Nacif and his affiliates in the net amount of $5.4 million for working capital lent by him to us to support our Mexican operations. Mr. Guez had an outstanding advance from us in the amount of $4,796,000 as of December 31, 2003 payable on demand. All advances to, and borrowings from, Messrs. Guez and Kay bore interest at the rate of 7.75% during the period. Total interest paid by the Chairman and the Vice Chairman were $368,000 and $374,000 for the years ended December 31, 2002 and December 31, 2003, respectively. Since the enactment of the Sarbanes-Oxley Act in 2002, no further personal loans (or amendments to existing loans) have been or will be made to officers or directors of Tarrant.

Since June 2003, United Apparel Venture LLC, a majority owned, controlled and consolidated subsidiary of Tarrant, has been selling to Seven Licensing Company, LLC, jeans wear bearing the brand "Seven7", which is ultimately purchased by Express. Seven Licensing is beneficially owned by Gerard Guez. Total sales during the year ended December 31, 2003 were $8.1 million.

On July 1, 2001, we formed an entity to jointly market, share certain risks and achieve economies of scale with Azteca Production International, Inc. ("Azteca"), called United Apparel Ventures, LLC ("UAV"). Azteca Production International, Inc. is owned by Hubert Guez, the brother of Gerard Guez, our Chairman and Chief Executive Officer. This entity was created to coordinate the production of apparel for a single customer of our branded business. UAV is owned 50.1% by Tag Mex, Inc., a wholly owned subsidiary of ours, and 49.9% by Azteca. Results of the operation of UAV have been consolidated into our results since July 2001 with the minority partner's share of all gains and losses eliminated through the minority interest line in our financial statements. Since October 2002 and March 2003, UAV has begun to service both parties' business with Express and Levi Strauss & Co., respectively. UAV makes purchases from two related parties in Mexico, Azteca and Tag-It Pacific, Inc.

We purchased $5.8 million, $37.0 million and $37.1 million of finished goods and service from Azteca and its affiliates for the years ended December 31, 2001, 2002 and 2003, respectively. Our total sales of fabric and service to Azteca in 2001, 2002 and 2003 were $7.2 million, $2.9 million and $9.9 million, respectively. Two and one half percent of gross sales as management fees were paid in 2002 and 2003 to each of the members of UAV, per the operating agreement.

At December 31, 2003, Messrs. Guez and Kay beneficially owned 1,018,000 and 1,005,000 shares, respectively, of common stock of Tag-It Pacific, Inc. ("Tag-It"), collectively representing 17.5% of Tag-It Pacific's common stock at December 29, 2003. Tag-It is a provider of brand identity programs to manufacturers and retailers of apparel and accessories. Tag-It assumed the responsibility for managing and sourcing all trim and packaging used in connection with products manufactured by or on our behalf in Mexico. This arrangement is terminable by either Tag-It or us at any time. We believe that the terms of this arrangement, which is subject to the acceptance of our customers, are no less favorable to us than could be obtained from unaffiliated third parties. We purchased $17.9 million, $23.9 million and $16.8 million of trim from Tag-It during the years ended December 31, 2001, 2002 and 2003. We also sold Tag-It $1.5 million from our trim and fabric inventory during the year ended December 31, 2003. From time to time we have guaranteed the indebtedness of Tag-It for the purchase of trim on our behalf.

We have adopted a policy that any future transactions between us and any of our affiliates or related parties, including our executive officers, directors, the family members of those individuals and any of their affiliates, must (i) be approved by a majority of the members of the Board of Directors and by a majority of the disinterested members of the Board of Directors and (ii) be on terms no less favorable to us than could be obtained from unaffiliated third parties.

The Board of Directors believes, based on its reasonable judgment, but without further investigation, that the terms of each of the foregoing transactions or arrangements between the Company on the one hand and the affiliates, officers, directors or shareholders of the Company which were parties to such transactions on the other hand, were, on an overall basis, at least as favorable to the Company as could then have been obtained from unrelated parties.

PRINCIPAL SHAREHOLDERS

The following table sets forth as of March 15, 2004, unless otherwise indicated, certain information relating to the ownership of our common stock by (i) each person known by the Company to be the beneficial owner of more than five percent of the outstanding shares of our common stock, (ii) each of the Company's directors, (iii) each of the Named Executive Officers, and (iv) all of the Company's Named Executive Officers and directors as a group. Except as may be indicated in the footnotes to the table and subject to applicable community property laws, each such person has the sole voting and investment power with respect to the shares owned. The address of each person listed is in care of the Company, 3151 East Washington Blvd., Los Angeles, CA 90023, unless otherwise set forth below such person's name.

                                                                NUMBER OF SHARES OF
                                                                COMMON STOCK
NAME AND ADDRESS                                                BENEFICIALLY OWNED (1)      PERCENT (1)
-------------------------------------------------------------   ----------------------      -----------
DIRECTORS AND NAMED EXECUTIVE OFFICERS:
Gerard Guez..................................................         6,861,519  (2)              22.8%
Todd Kay.....................................................         3,499,999  (3)              11.8%
Charles Ghailian.............................................           147,000  (4)                *
Karen Wasserman..............................................           142,500  (5)                *
Barry Aved...................................................            82,000  (6)                *
Patrick Chow.................................................            47,000  (4)                *
Joseph Mizrachi..............................................            11,000  (4)                *
Milton Koffman...............................................            10,000  (4)                *
Mitchell Simbal..............................................            10,000  (4)                *
Stephane Farouze.............................................                 0                     *
Larry Russ...................................................                 0                     *

5% HOLDERS:
Rosa Lisette Nacif Benavides.................................         3,000,000  (7)              10.4%
    Edgar Allen #231, Col. Polanco, C.P. 11550, Mexico, D.F.
Kamel Nacif Borge............................................         2,724,000  (8)               9.1%
    Edgar Allen #231, Col. Polanco, C.P. 11550, Mexico, D.F.
The Pinnacle Fund, L.P.......................................         2,000,000  (9)               6.9%
    4965 Preston Blvd, Suite 240, Plano, Texas 75093
Jamil Textil, S.A. de C.V....................................         1,724,000  (10)              6.0%
    Edgar Allen #231, Col. Polanco, C.P. 11550, Mexico, D.F.
Atlas Capital Management, L.P................................         1,500,000  (11)              5.2%
    100 Crescent Court, Suite 880, Dallas, Texas 75201
RHA, Inc.....................................................         1,500,000  (11)              5.2%
    100 Crescent Court, Suite 880, Dallas, Texas 75201
Robert H. Alpert.............................................         1,500,000  (11)              5.2%
    100 Crescent Court, Suite 880, Dallas, Texas 75201

Directors and officers as a group (11 persons)...............        10,811,018  (12)             34.5%

----------

*      Less than one percent.

(1) Under Rule 13d-3, certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person's actual ownership or voting power with respect to the number of shares of common stock actually outstanding at March 15, 2004. Percentage ownership is based upon 28,814,763 shares of common stock issued and outstanding as of March 15, 2004.


                                       24


(2) Includes 461,518 shares held by GKT Investments, LLC, a Delaware limited liability company owned 100% by Mr. Guez and 1,266,668 shares of common stock reserved for issuance upon exercise of stock options which are or will become exercisable on or prior to May 14, 2004. Mr. Guez has pledged an aggregate of 5,494,851 of such shares to financial institutions to secure the repayment of loans to Mr. Guez or corporations controlled by Mr. Guez.
(3) Includes 933,332 shares of common stock reserved for issuance upon exercise of stock options, which are or will become exercisable on or prior to May 14, 2004. Mr. Kay has pledged an aggregate of 1,115,000 of such shares to financial institutions to secure the repayment of loans to Mr. Kay or corporations controlled by the Mr. Kay.
(4) Consists of shares of common stock reserved for issuance upon exercise of stock options, which are or will become exercisable on or prior to May 14, 2004.
(5) Includes 97,500 shares of common stock reserved for issuance upon exercise of stock options, which are or will become exercisable on or prior to May 14, 2004.
(6) Includes 22,000 shares of common stock reserved for issuance upon exercise of stock options, which are or will become exercisable on or prior to May 14, 2004.
(7) Information regarding the beneficial ownership of Rosa Lisette Nacif Benavides is taken from a Schedule 13G as filed on June 24, 2003.
(8) Includes 1,724,000 shares held by Jamil Textil, S.A. de C.V. ("Jamil Textil") and 1,000,000 shares issuable upon exercise of stock options held by Mr. Nacif which are or will become exercisable on or prior to May 14, 2004. Mr. Nacif is a principal shareholder and President of Jamil Textil and in such role may be deemed to beneficially own shares held by Jamil Textil. Mr. Nacif disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein. Information regarding the beneficial ownership of Mr. Nacif and Jamil Textil is taken from a Schedule 13G as filed on February 17, 2004.
(9) Information regarding the beneficial ownership of The Pinnacle Fund, L.P. is taken from a Schedule 13G as filed on December 11, 2003.
(10) Information regarding the beneficial ownership of Mr. Nacif and Jamil Textil is taken from a Schedule 13G as filed on February 17, 2004.
(11) Information regarding the beneficial ownership of Atlas Capital Management, L.P., RHA, Inc. and Robert H. Alpert is taken from a Schedule 13G as filed on December 11, 2003.
(12) Includes 2,544,500 shares of common stock reserved for issuance upon exercise of stock options that are or will become exercisable on or prior to May 14, 2004.

The information as to shares beneficially owned has been individually furnished by the respective directors, Named Executive Officers, and other shareholders of the Company, or taken from documents filed with the SEC.


SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors, and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater-than-ten percent shareholders are required by SEC regulations to furnish the Company with all Section 16(a) forms they file. Based solely on its review of the copies of the forms received by it and written representations from certain reporting persons that they have complied with the relevant filing requirements, the Company believes that, during the year ended December 31, 2003, all of the Company's executive officers, directors and greater-than-ten percent shareholders complied with all Section 16(a) filing requirements except the following: Barry Aved filed a Form 4 on November 3, 2003 reporting the acquisition of options to purchase 100,000 shares of the Company's Common Stock, which Form 4 should have been filed on or before September 25, 2003; Patrick Chow filed a Form 4 on May 30, 2003 reporting the acquisition of options to purchase 100,000 shares of the Company's Common Stock, which Form 4 should have been filed on or before April 1, 2003; Stephane Farouze filed a Form 3 on June 23, 2003 reporting his election as a director of the Company, which Form 3 should have been filed on or before May 19, 2003; Rosa Lisette Nacif Benavides filed a Form 3 on June 24, 2003 reporting the acquisition of shares of Series A Convertible Preferred Stock convertible into 3,000,000 shares of the Company's Common Stock, which Form 3 should have been filed on or before June 9, 2003, and a Form 4 on July 7, 2003 reporting the conversion of shares of Series A Convertible Preferred Stock into 3,000,000 shares of the Company's Common Stock, which Form 4 should have been filed on or before June 16, 2003; Larry Russ filed a Form 3 on June 9, 2003 reporting his election as a director of the Company, which Form 3 should have been filed on or before May 19, 2003; and Eddy Yuen filed a

Form 4 on June 5, 2003 reporting the acquisition of options to purchase 100,000 shares of the Company's Common Stock, which Form 4 should have been filed on or before April 1, 2003.

SHAREHOLDER PROPOSALS

Any shareholder who intends to present a proposal at the 2005 Annual Meeting of Shareholders for inclusion in the Company's Proxy Statement and Proxy form relating to such Annual Meeting must submit such proposal to the Company at its principal executive offices by December 21, 2004. In addition, in the event a shareholder proposal is not received by the Company by March 6, 2005, the Proxy to be solicited by the Board of Directors for the 2005 Annual Meeting will confer discretionary authority on the holders of the Proxy to vote the shares if the proposal is presented at the 2005 Annual Meeting without any discussion of the proposal in the Proxy Statement for such meeting.

SEC rules and regulations provide that if the date of the Company's 2005 Annual Meeting is advanced or delayed more than 30 days from the date of the 2004 Annual Meeting, shareholder proposals intended to be included in the proxy materials for the 2005 Annual Meeting must be received by the Company within a reasonable time before the Company begins to print and mail the proxy materials for the 2005 Annual Meeting. Upon determination by the Company that the date of the 2005 Annual Meeting will be advanced or delayed by more than 30 days from the date of the 2004 Annual Meeting, the Company will disclose such change in the earliest possible Quarterly Report on Form 10-Q.

SOLICITATION OF PROXIES

It is expected that the solicitation of Proxies will be by mail. The cost of solicitation by management will be borne by the Company. The Company will reimburse brokerage firms and other persons representing beneficial owners of shares for their reasonable disbursements in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of our directors and officers, without additional compensation, personally or by mail, telephone, telegram or otherwise.

ANNUAL REPORT ON FORM 10-K

THE COMPANY'S ANNUAL REPORT ON FORM 10-K, WHICH HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE YEAR ENDED DECEMBER 31, 2003, WILL BE MADE AVAILABLE TO SHAREHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST TO INVESTOR RELATIONS, TARRANT APPAREL GROUP, 3151 EAST WASHINGTON BOULEVARD, LOS ANGELES, CALIFORNIA 90023.

                                      ON BEHALF OF THE BOARD OF DIRECTORS

                                         /S/ GERARD GUEZ
                                      -----------------------------------
                                      GERARD GUEZ, CHAIRMAN OF THE BOARD



3151 East Washington Boulevard
Los Angeles, California 90023
April 20, 2004

                                  APPENDIX "A"

                         CHARTER OF THE AUDIT COMMITTEE
                            OF THE BOARD OF DIRECTORS
                            OF TARRANT APPAREL GROUP

         This Charter identifies the purpose, composition, meeting requirements, committee responsibilities, annual evaluation procedures and investigations and studies of the Audit Committee (the "COMMITTEE") of the Board of Directors (the "BOARD") of Tarrant Apparel Group, a California corporation (the "COMPANY").

I.       PURPOSE

         The Committee has been established to: (a) assist the Board in its oversight responsibilities regarding (1) the integrity of the Company's financial statements, (2) the Company's compliance with legal and regulatory requirements, (3) the independent accountant's qualifications and independence and (4) the performance of the Company's internal audit function; (b) prepare the report of the audit committee required by the United States Securities and Exchange Commission (the "SEC") for inclusion in the Company's annual proxy statement; (c) retain and terminate the Company's independent accountant; (d) approve audit and non-audit services to be performed by the independent accountant; and (e) perform such other functions as the Board may from time to time assign to the Committee. In performing its duties, the Committee shall seek to maintain an effective working relationship with the Board, the independent accountant, the internal auditors and management of the Company.

II.      COMPOSITION

         The Committee shall be composed of at least three, but not more than five, members (including a Chairperson), all of whom shall be "independent directors," as such term is defined in the rules and regulations of the SEC and the Nasdaq Stock Market, Inc.'s National Market System ("NASDAQ"). The members of the Committee and the Chairperson shall be selected by the Board and serve at the pleasure of the Board. A Committee member (including the Chairperson) may be removed at any time, with or without cause, by the Board. The Board may designate one or more independent directors as alternate members of the Committee, who may replace any absent or disqualified member or members at any meetings of the Committee. No person may be made a member of the Committee if his or her service on the Committee would violate any restriction on service imposed by any rule or regulation of the SEC or any securities exchange or market on which shares of the common stock of the Company are traded. The Chairperson shall maintain regular communication with the chief executive officer, chief financial officer, the lead partner of the independent accountant and the manager of the internal audit.

         All members of the Committee shall have a working familiarity with basic finance and accounting practices and be able to read and understand financial statements. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company or an outside consultant.

         Except for Board and Committee fees, a member of the Committee shall not be permitted to accept any fees paid directly or indirectly for services as a consultant, legal advisor or financial advisor or any other fees prohibited by the rules of the SEC and Nasdaq. In addition, no member of the Committee may be an "affiliated person" of the Company or any of its subsidiaries (as such term is defined by the SEC). Members of the Committee may receive their Board and Committee fees in cash, Company stock or options or other in-kind consideration as determined by the Board or the Compensation Committee, as applicable, in addition to all other benefits that other directors of the Company receive. No director may serve on the Committee, without the approval of the Board, if such director simultaneously serves on the audit committee of more than three public companies.

III.     MEETING REQUIREMENTS

         The Committee shall meet as necessary, but at least quarterly, to enable it to fulfill its responsibilities. The Committee shall meet at the call of any member of the Committee, preferably in conjunction with regular Board meetings. The Committee may meet by telephone conference call or by any other means permitted by law or the Company's Bylaws. A majority of the members of the Committee shall constitute a quorum. The Committee shall act on the affirmative vote of a majority of members present at a meeting at which a quorum is present. Without a meeting, the Committee may act by unanimous written consent of all members. The Committee shall determine its own rules and procedures, including designation of a chairperson pro tempore, in the absence of the Chairperson, and designation of a secretary. The secretary need not be a member of the Committee and shall attend Committee meetings and prepare minutes. The Committee shall keep written minutes of its meetings, which shall be recorded or filed with the books and records of the Company. Any member of the Board shall be provided with copies of such Committee minutes if requested.

         The Committee may ask members of management, employees, outside counsel, the independent accountant or others whose advice and counsel are relevant to the issues then being considered by the Committee, to attend any meetings and to provide such pertinent information as the Committee may request.

         The Chairperson of the Committee shall be responsible for leadership of the Committee, including preparing the agenda, presiding over Committee meetings, making Committee assignments and reporting the Committee's actions to the Board from time to time (but at least once each year) as requested by the Board.

         As part of its responsibility to foster free and open communication, the Committee should meet periodically with management, the internal auditors and the independent accountant in separate executive sessions to discuss any matters that the Committee or any of these groups believe should be discussed privately. In addition, the Committee or at least its Chairperson should meet with the independent accountant and management quarterly to review the Company's financial statements prior to their public release consistent with the provisions set forth below in SECTION IV. The Committee may also meet from time to time with the Company's investment bankers, investor relations professionals and financial analysts who follow the Company.

IV.      COMMITTEE RESPONSIBILITIES

         In carrying out its responsibilities, the Committee's policies and procedures should remain flexible to enable the Committee to react to changes in circumstances and conditions so as to ensure the Company remains in compliance with applicable legal and regulatory requirements. In addition to such other duties as the Board may from time to time assign, the Committee shall have the following responsibilities:

         A.       OVERSIGHT OF THE FINANCIAL REPORTING PROCESSES

                  1. In consultation with the independent accountant and the internal auditors, review the integrity of the organization's financial reporting processes, both internal and external.

                  2. Review and approve all related-party transactions, unless such responsibility has been reserved to the full Board or delegated to another committee of the Board.

                  3. Consider the independent accountant's judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting. Consider alternative accounting principles and estimates.

                  4. Annually review major issues regarding the Company's auditing and accounting principles and practices and its presentation of financial statements, including the adequacy of internal controls and special audit steps adopted in light of material internal control deficiencies.

                  5. Discuss with management and legal counsel the status of pending litigation, taxation matters, compliance policies and other areas of oversight applicable to the legal and compliance area as may be appropriate.

                  6. Meet at least annually with the chief financial officer, the internal auditors and the independent accountant in separate executive sessions.

                  7. Review all analyst reports and press articles about the Company's accounting and disclosure practices and principles.

                  8. Review all analyses prepared by management and the independent accountant of significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including any analysis of the effect of alternative generally accepted accounting principle ("GAAP") methods on the Company's financial statements and a description of any transactions as to which management obtained Statement on Auditing Standards No. 50 letters.(1)

                  9. Review with management and the independent accountant the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the Company's financial statements.

         B.       REVIEW OF DOCUMENTS AND REPORTS

                  1. Review and discuss with management and the independent accountant the Company's annual audited financial statements and quarterly financial statements (including disclosures under the section entitled "Management's Discussion and Analysis of Financial Condition and Results of Operation") and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion or review rendered by the independent accountant, considering, as appropriate, whether the information contained in these documents is consistent with the information contained in the financial statements and whether the independent accountant and legal counsel are satisfied with the disclosure and content of such documents. These discussions shall include consideration of the quality of the Company's accounting principles as applied in its financial reporting, including review of audit adjustments (whether or not recorded) and any such other inquires as may be appropriate. Based on the review, the Committee shall make its recommendation to the Board as to the inclusion of the Company's audited consolidated financial statements in the Company's annual report on Form 10-K.

                  2. Review and discuss with management and the independent accountant earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies. The Committee need not discuss in advance each earnings release but should generally discuss the types of information to be disclosed and the type of presentation to be made in any earnings release or guidance.

                  3. Review the regular internal reports to management prepared by the internal auditors and management's response thereto.

                  4. Review reports from management, the internal auditors and the independent accountant on the Company's subsidiaries and affiliates, compliance with the Company's code(s) of conduct, applicable law and insider and related party transactions.

                  5. Review with management and the independent accountant any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding the Company's financial statements or accounting policies.

                  6. Prepare the report of the audit committee required by the rules of the SEC to be included in the Company's annual proxy statement.


----------
(1) SAS No. 50 provides performance and reporting standards for written reports from accountants with respect to the application of accounting principles to new transactions and financial products or regarding specific financial reporting issues.

                  7.       Submit the minutes of all  meetings of the  Committee
                           to,  or  discuss  the  matters   discussed   at  each
                           Committee meeting with, the Board.

                  8. Review any restatements of financial statements that have occurred or were recommended. Review the restatements made by other clients of the independent accountant.

         C.       INDEPENDENT ACCOUNTANT MATTERS

                  1. The Committee shall be directly responsible for interviewing and retaining the Company's independent accountant, considering the accounting firm's independence and effectiveness and approving the engagement fees and other compensation to be paid to the independent accountant.

                  2. On an annual basis, the Committee shall evaluate the independent accountant's qualifications, performance and independence. To assist in this undertaking, the Committee shall require the independent accountant to submit a report (which report shall be reviewed by the Committee) describing (a) the independent accountant's internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the accounting firm or by any inquiry or investigations by governmental or professional authorities (within the preceding five years) respecting one or more independent audits carried out by the independent accountant, and any steps taken to deal with any such issues and (c) all relationships the independent accountant has with the Company and relevant third parties to determine the independent accountant's independence. In making its determination, the Committee shall consider not only auditing and other traditional accounting functions performed by the independent accountant, but also consulting, legal, information technology services and other professional services rendered by the independent accountant and its affiliates. The Committee shall also consider whether the provision of any of these non-audit services is compatible with the independence standards under the guidelines of the SEC and of the Independence Standards Board.

                  3. Approve in advance any non-audit services to be provided by the independent accountant and adopt policies and procedures for engaging the independent accountant to perform non-audit services.

                  4.       Review  on  an  annual  basis  the   experience   and
                           qualifications of the senior members of the audit team. Discuss the knowledge and experience of the independent accountant and the senior members of the audit team with respect to the Company's industry. The Committee shall ensure the regular rotation of the lead audit partner and audit review partner as required by law and consider whether there should be a periodic rotation of the Company's independent accountant.

                  5.       Review the performance of the independent  accountant
                           and  terminate  the   independent   accountant   when
                           circumstances warrant.

                  6. Establish and periodically review hiring policies for employees or former employees of the independent accountant.

                  7. Review with the independent accountant any problems or difficulties the auditor may have encountered and any "management" or "internal control" letter provided by the independent accountant and the Company's response to that letter. Such review should include:

                           (a)      any  difficulties  encountered in the course
                                    of   the   audit   work,    including    any
                                    restrictions  on the scope of  activities or
                                    access  to  required   information  and  any
                                    disagreements with management;

                           (b)      any   accounting   adjustments   that   were
                                    proposed by the independent accountant that were not agreed to by the Company;

                           (c) communications between the independent accountant and its national office regarding any issues on which it was consulted by the audit team and matters of audit quality and consistency;

                           (d) any changes required in the planned scope of the internal audit; and

                           (e) the responsibilities, budget and staffing of the Company's internal audit function.

                  8.       Communicate with the independent accountant regarding
                           (a) critical accounting policies and practices to be used in preparing the audit report, (b) alternative treatments of financial information within the parameters of GAAP that were discussed with management, including the ramifications of the use of such alternative treatments and disclosures and the treatment preferred by the independent accountant,
                           (c) other material written communications between the independent accountant and management of the Company, and (d) such other matters as the SEC and Nasdaq may direct by rule or regulation.

                  9. Periodically consult with the independent accountant out of the presence of management about internal controls and the fullness and accuracy of the organization's financial statements.

                  10. Oversee the independent accountant relationship by discussing with the independent accountant the nature and rigor of the audit process, receiving and reviewing audit reports and ensuring that the independent accountant has full access to the Committee (and the Board) to report on any and all appropriate matters.

                  11. Discuss with the independent accountant prior to the audit the general planning and staffing of the audit.

                  12.      Obtain  a   representation   from   the   independent
                           accountant   that  Section  10A  of  the   Securities
                           Exchange Act of 1934 has been followed.

         D.       INTERNAL AUDIT CONTROL MATTERS

                  1. Discuss with management policies with respect to risk assessment and risk management. Although it is management's duty to assess and manage the Company's exposure to risk, the Committee should discuss guidelines and policies to govern the process by which risk assessment and management is handled and review the steps management has taken to monitor and control the Company's risk exposure.

                  2. Establish regular and separate systems of reporting to the Committee by each of management, the independent accountant and the internal auditors regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

                  3. Following completion of the annual audit, review separately with each of management, the independent accountant and the internal auditors any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

                  4. Review with the independent accountant, the internal auditors and management the extent to which changes or improvements in financial or accounting practices have been implemented. This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Committee.

                  5. Advise the Board about the Company's policies and procedures for compliance with applicable laws and regulations and the Company's code(s) of conduct.

                  6.       Establish  procedures  for  receipt,   retention  and
                           treatment of complaints and concerns regarding accounting, internal accounting controls or auditing matters, including procedures for confidential, anonymous submissions from employees regarding questionable accounting or auditing matters.

                  7. Periodically discuss with the chief executive officer and chief financial officer (a) significant deficiencies in the design or operation of the internal controls that could adversely affect the Company's ability to record, process, summarize and report financial data and (b) any fraud that involves management or other employees who have a significant role in the Company's internal controls.

                  8. Ensure that no officer, director or any person acting under their direction fraudulently influences, coerces, manipulates or misleads the independent accountant for purposes of rendering the Company's financial statements materially misleading.

         E.       EVALUATION OF INTERNAL AUDITORS

                  1.       Review  activities,   organizational   structure  and
                           qualifications of the internal auditors.

                  2. Review and concur in the appointment, replacement, reassignment or dismissal of the manager of internal auditing.

                  3. Consider and review with management and the manager of internal auditing:

                           (a) significant findings during the year and management's responses thereto;

                           (b) any difficulties encountered in the course of internal audits, including any restrictions on the scope of the internal
                                    auditors'   work  or  access   to   required
                                    information;

                           (c) any changes required in the planned scope of the internal auditors' audit plan;

                           (d)      the internal  auditors' budget and staffing;
                                    and

                           (e) the internal auditors' compliance with The Institute of Internal Auditors' Standards for the Professional Practice of Internal Auditing.

         While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent accountant.

V.       ANNUAL EVALUATION PROCEDURES

         The Committee shall annually assess its performance to confirm that it is meeting its responsibilities under this Charter. In this review, the Committee shall consider, among other things, (a) the appropriateness of the scope and content of this Charter, (b) the appropriateness of matters presented for information and approval, (c) the sufficiency of time for consideration of agenda items, (d) frequency and length of meetings and (e) the quality of written materials and presentations. The Committee may recommend to the Board such changes to this Charter as the Committee deems appropriate.

VI.      INVESTIGATIONS AND STUDIES

         The Committee shall have the authority and sufficient funding to retain special legal, accounting or other consultants (without seeking Board approval) to advise the Committee. The Committee may conduct or authorize investigations into or studies of matters within the Committee's scope of responsibilities as described herein, and may retain, at the expense of the Company, independent counsel or other consultants necessary to assist the Committee in any such investigations or studies. The Committee shall have sole authority to negotiate and approve the fees and retention terms of such independent counsel or other consultants.

VII.     MISCELLANEOUS

         Nothing contained in this Charter is intended to expand applicable standards of liability under statutory or regulatory requirements for the directors of the Company or members of the Committee. The purposes and responsibilities outlined in this Charter are meant to serve as guidelines rather than as inflexible rules and the Committee is encouraged to adopt such additional procedures and standards as it deems necessary from time to time to fulfill its responsibilities. This Charter, and any amendments thereto, shall be displayed on the Company's web site and a printed copy of such shall be made available to any shareholder of the Company who requests it.

Adopted by the Audit Committee and approved by the Board of Directors on November 12, 2003.

                                   APPENDIX B

                              TARRANT APPAREL GROUP
                             EMPLOYEE INCENTIVE PLAN
                     (Formerly the "1995 Stock Option Plan")
                    (Amended and Restated as of May 2, 1997)
                           (Amended as of May 3, 1999)
                          (Amended as of May 15, 2002)
                   (As proposed to be amended on May 26, 2004)

         Tarrant Apparel Group, a California corporation (the "Company"), by action of both its Compensation Committee and its Board of Directors as a whole, hereby adopts the Tarrant Apparel Group Employee Incentive Plan (the "Plan") with the following provisions:

         1. PURPOSE. The purpose of the Plan is to promote and advance the interests of the Company and its shareholders by enabling the Company and its Subsidiaries to attract, retain and motivate officers, directors, employees and independent contractors by providing for performance-based benefits, and to strengthen the mutuality of interests between such persons and the Company's shareholders. The Plan is designed to meet this intent by offering performance-based stock and cash incentives and other equity-based incentive awards, thereby providing a proprietary interest in pursuing the long-term growth, profitability and financial success of the Company.

         2. DEFINITIONS. For purposes of this Plan, the following terms shall have the meanings set forth below:

                  (a) "Award" or "Awards" means an award or grant made to a Participant under Sections 6 through 10, inclusive, of the Plan.

                  (b)      "Board" means the Board of Directors of the Company.

                  (c) "Code" means the Internal Revenue Code of 1986, as in effect from time to time or any successor thereto, together with rules, regulations and authoritative interpretations promulgated thereunder.

                  (d) "Committee" means the Compensation Committee of the Board that is provided for in Section 3 of the Plan.

                  (e) "Common Stock" means the Common Stock of the Company or any security of the Company issued in substitution, exchange or lieu thereof.

                  (f) "Company" means Tarrant Apparel Group, a California corporation, or a Subsidiary or successor corporation, or any holding company for Tarrant Apparel Group which is a parent of the Company within the meaning of Code Section 424(e).

                  (g) "Date of Grant" means the date the Committee (or the Board, as the case may be) takes formal action designating that a Participant shall receive an Award, notwithstanding the date the Participant accepts the Award, the date the Company and the Participant enter into a written agreement with respect to the Award, or any other date.

                  (h) "Effective Date" means the date the Plan is approved by the holders of a majority of the shares of Common Stock represented and voting and entitled to vote at a meeting of the shareholders of the Company or by written consent of a majority of the outstanding shares of Common Stock, provided such approval of the shareholders of the Company occurs within twelve
(12) months before or after the Committee and the Board both adopt the Plan. Awards may be granted prior to the Effective Date, but payment under such Awards is contingent upon shareholder approval as provided above in this definition. In the event the Company does not obtain shareholder approval of the Plan, any Awards granted pursuant to the Plan shall be rescinded automatically.

                  (i) "Exchange Act" means the Securities Exchange Act of 1934, as amended and in effect from time to time, or any successor statute.

                  (j) "Fair Market Value" means on any given date, the closing price for the Common Stock on such date, or, if the Common Stock was not traded on such date, on the next preceding day on which the Common Stock was traded, determined in accordance with the following rules.

                           (i)      If the Common  Stock is  admitted to trading
or listing on a national securities exchange registered under the Exchange Act, the closing price for any day shall be the last reported sale price regular way, or in the case no such reported sale takes place on such date, the average of the last reported bid and ask prices regular way, in either case on the principal national securities exchange on which the Common Stock is admitted to trading or listed, or

                           (ii)     If not listed or  admitted to trading on any
national securities exchange, the last sale price of the Common Stock on the National Association of Securities Dealers Automated Quotation National Market System ("NMS") or, in case no such reported sale takes place, the average of the closing bid and ask prices on such date, or

                           (iii)    If not quoted on the NMS, the average of the
closing bid and ask prices of the Common Stock on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or any comparable system, or

                           (iv)     If the Common  Stock is not listed on NASDAQ
or any comparable system, the closing bid and ask prices as furnished by any member of the National Association of Securities Dealers, Inc., selected from time to time by the Company for that purpose.

                  (k) "Incentive Stock Option" means any Stock Option granted pursuant to the provisions of Section 6 of the Plan that is intended to be and is specifically designated as an "incentive stock option" within the meaning of Section 422 of the Code.

                  (l) "Non-Qualified Stock Option" means any Stock Option granted pursuant to the provisions of Section 6 of the Plan that is not an Incentive Stock Option.

                  (m) "Participant" means an officer, director, employee or independent contractor with respect to the Company or a Subsidiary who is granted an Award under the Plan.

                  (n) "Performance Award" means an Award granted pursuant to the provisions of Section 9 of the Plan, the vesting of which is contingent on the attainment of specified performance criteria.

                  (o) "Performance Share Grant" means an Award of units representing shares of Common Stock granted pursuant to the provisions of
Section 9 of the Plan.

                  (p) "Performance Unit Grant" means an Award of monetary units granted pursuant to the provisions of Section 9 of the Plan.

                  (q) "Plan" means this Tarrant Apparel Group Employee Incentive Plan, as set forth herein and as it may be hereafter amended and from time to time in effect.

                  (r) "Restricted Award" means an Award granted pursuant to the provisions of Section 8 of the Plan.

                  (s) "Restricted Stock Grant" means an Award of shares of Common Stock granted pursuant to the provisions of Section 8 of the Plan.

                  (t) "Restricted Unit Grant" means an Award of units representing shares of Common Stock granted pursuant to the provisions of
Section 8 of the Plan.

                  (u) "Stock Appreciation Right" means an Award to benefit from the appreciation of Common Stock granted pursuant to the provisions of
Section 7 of the Plan.

                  (v) "Stock Option" means an Award to purchase shares of Common Stock granted pursuant to the provisions of Section 6 of the Plan.

                  (w) "Subsidiary" means any corporation or entity which is a subsidiary of the Company within the meaning of Section 424(f) of the Code (or successor sections).

                  (x) "Ten Percent Shareholder" means a person who owns (after taking into account the constructive ownership rules of Section 424(d) of the Code or successor sections) more than ten percent (10%) of the stock of the Company.

         3.       ADMINISTRATION.

                  (a) The Plan is being established and shall be administered by the Compensation Committee to be appointed from time to time by the Board. The Committee shall be comprised solely of not less than two persons who are all "outside directors" within the meaning of Section 162(m)(4)(C) of the Code and not less than the minimum number (if any) of members of the Board required by Rule 16b-3 of the Exchange Act (or any successor rule). All
Committee members must also be "disinterested persons" for securities law purposes. Members of the Committee shall serve at the pleasure of the Board and the Board may from time to time remove members from, or add members to, the Committee. No person who is not an "outside director" within the meaning of
Section 162(m)(4)(C) of the Code and a "disinterested person" may serve on the Committee. Appointment to the Committee of any person who is not an "outside director" and a "disinterested person" shall automatically be null and void, and any person on the Committee who ceases to be an "outside director" for purposes of Section 162(m)(4)(C) of the Code and a "disinterested person" shall automatically and without further action cease to be a member of the Committee.

                  (b) A majority of the members of the Committee shall constitute a quorum for the transaction of business. Action approved in writing by a majority of the members of the Committee then serving shall be as effective as if the action had been taken by unanimous vote at a meeting duly called and held. Two Committee members have signed the original Plan document below signifying that the Committee, as well as the Board as a whole, has adopted and established this Plan.

                  (c)      The Committee is authorized to construe and interpret
the Plan, to promulgate, amend, and rescind rules and procedures relating to the implementation of the Plan, and to make all other determinations necessary or advisable for the administration of the Plan. Any determination, decision, or action of the Committee in connection with the construction, interpretation, administration, or application of the Plan shall be binding upon all Participants and any person claiming under or through any Participant. Although the Committee is anticipated to make certain Awards that constitute "performance-based compensation" within the meaning of Section 162(m)(4)(C) of the Code, the Committee is also expressly authorized to make Awards that do not constitute "performance-based compensation" within the meaning of that provision. By way of example, and not by way of limitation, the Committee, in its sole and absolute discretion, may issue an Award that is not based on a performance goal, as set forth in (g) below, but is based solely on continued service to the Company.

                  (d)      The Committee may employ or retain persons other than
members of the Committee to assist the Committee to carry out its responsibilities under such conditions and limitations as it may prescribe, except that the Committee may not delegate its authority with regard to selection for participation of and the granting of Awards to persons subject to
Section 16 of the Exchange Act or with regard to any of the duties of the Committee under Section 162(m) of the Code necessary for awards under this Plan to qualify as "performance-based compensation" for purposes of Section 162(m)(4)(C) of the Code.

                  (e) The Committee is expressly authorized to make such modifications to the Plan as are necessary to effectuate the intent of the Plan as a result of any changes in the income tax, accounting, or securities law treatment of Participants and the Plan.

                  (f) The Company shall effect the granting of Awards under the Plan in accordance with the determinations made by the Committee, by execution of instruments in writing in such form as approved by the Committee.

                  (g) The Committee, in the case of each Award, shall establish in writing at the time of making the Award the business criterion or criteria (if any) that must be satisfied for payment pursuant to the Award and the amount payable upon satisfaction of those standards. Those standards are also referred to herein as performance goals. Such criterion or criteria (if any) shall be established prior to the Participant rendering the services to which they relate and while the outcome is substantially uncertain or at such other time permitted under Treasury Regulations Section 1.162-27(e)(2). In carrying out these duties, the Committee shall use objective written standards for establishing both the performance goal and the amount of compensation such that a third party with knowledge of the relevant facts would be able to determine whether and to what extent the goal has been satisfied and the amount of compensation payable. The Committee shall provide a copy of the document setting forth such standards to the affected Participant and shall retain such written material in its permanent books and records.

                  (h) The Committee may not increase an Award once granted, although it may grant additional Awards to the same Participant.

                  (i) The Committee shall keep the Board informed as to its actions and make available to the Board its books and records. Although the Compensation Committee has the authority to establish and administer the Plan, the Board reserves the right at any time to abolish the Committee and administer the Plan itself.

                  (j) In the case of remuneration that is intended to qualify as performance-based compensation for purposes of Code Section 162(m)(4)(C), the Committee and the Board shall disclose to the shareholders of the Company the material terms under which such remuneration is to be paid under the Plan, and shall seek approval of the shareholders by a majority vote in a separate shareholder vote before payment of such remuneration. For these purposes, the material terms include the individuals (or class of individuals) eligible to receive such compensation, a description of the business criterion or criteria on which the performance goal is based, either the maximum amount of the compensation to be paid thereunder or the formula used to calculate the amount of compensation if the performance goal is attained, and such other terms as required under Code Section 162(m)(4)(C) and the Treasury Regulations thereunder determined from time to time. The foregoing actions shall be undertaken in conformity with the rules of Code Section 162(m)(4)(C)(ii) and Treasury Regulations promulgated thereunder. Such remuneration shall not be payable under this Plan in the absence of such an approving shareholder vote. In the case of remuneration that is not intended to qualify as performance-based compensation under Code Section 162(m)(4)(C), the Committee and the Board shall make such disclosures to and seek such approval from the shareholders of the Company as they reasonably determine are required by law.

                  (k) To the extent required under Code Section 162(m)(4)(C), before any payment of remuneration under this Plan, the Committee must certify in writing that the performance goals and any other material terms of the Award were in fact satisfied. Such certification shall be kept with the permanent books and records of the Committee, and the Committee shall provide the affected Participant with a copy of such certification.

                  (l) The Committee shall use its good faith best efforts to comply with the requirements of Section 162(m)(4)(C) of the Code for Awards that are intended to qualify under that section as "performance-based compensation," but shall have no liability to the Company or any recipient in the event one or more Awards do not so qualify.

         4.       DURATION OF AND COMMON STOCK SUBJECT TO THE PLAN.

                  (a) TERM. The Plan shall terminate automatically on the tenth (10th) anniversary date of the date of adoption of the Plan by the Committee, the date of adoption of the Plan by the Board, or the tenth (10th) anniversary date of the date of shareholder approval of the Plan, whichever is earlier (subject to earlier termination by action of the Board), except with respect to Awards then outstanding.

                  (b) SHARES OF COMMON STOCK SUBJECT TO THE PLAN. The maximum total number of shares of Common Stock with respect to which aggregate stock Awards may be granted under the Plan shall be Five Million One Hundred Thousand (5,100,000).

                           (i)      All of the amounts  stated in this Paragraph
(b) are subject to adjustment as provided in Section 15 below.

                           (ii)     For  the  purpose  of  computing  the  total
number of shares of Common Stock available for Awards under the Plan, there shall be counted against the foregoing limitations the number of shares of Common Stock subject to issuance upon exercise or used for payment or settlement of Awards.

                           (iii)    If any  Awards  are  forfeited,  terminated,
expire unexercised, settled or paid in cash in lieu of stock or exchanged for other Awards, the shares of Common Stock which were theretofore subject to such Awards shall again be available for Awards under the Plan to the extent of such forfeiture or expiration of such Awards.

                  (c) SOURCE OF COMMON STOCK. Common Stock which may be issued under the plan may be either authorized and unissued shares or issued shares which have been reacquired by the Company. No fractional shares of Common Stock shall be issued under the Plan.

         5. ELIGIBILITY. Incentive Stock Options may be granted under the Plan only to employees (including employee directors) of the Company and its Subsidiaries. Officer, directors, employees, and independent contractors are eligible to receive Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Awards, Performance Awards and other Awards under the Plan.

         6. STOCK OPTIONS. Stock Options granted under the Plan may be in the form of Incentive Stock Options or Non-Qualified Stock Options (collectively referred to as "Stock Options"). Stock Options shall be subject to the terms and conditions set forth below. Each written Stock Option agreement shall contain such additional terms and conditions, not inconsistent with the express provisions of the Plan, as the Committee shall deem desirable.

                  (a) GRANT. Stock Options shall be granted under the Plan on such terms and conditions not inconsistent with the provisions of the Plan and pursuant to written agreements with the optionee in such form as the Committee may from time to time approve in its sole and absolute discretion. The terms of individual Stock Option agreements need not be identical. Each Stock Option agreement shall state specifically whether it is intended to be an Incentive Stock Option agreement or a Non-Qualified Stock Option agreement. Stock Options may be granted alone or in addition to other Awards under the Plan. Only common law employees may receive grants of Incentive Stock Options. No person may be granted (in any calendar year) options to purchase more than two million (2,000,000) shares of Common Stock (subject to adjustment pursuant to Section 15). The foregoing sentence is an annual limitation on grants and not a cumulative limitation. Any Stock Option repriced during a year shall count against this annual limitation.

                  (b) STOCK OPTION PRICE. The exercise price per share of Common Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant. In no event shall the exercise price of a Stock Option be less than one hundred percent (100%) of the Fair Market Value of the Common Stock on the Date of the Grant of such Stock Option. In the case of a Ten Percent Shareholder, the exercise price shall be not less than one hundred ten percent (110%) of the Fair Market Value of the Common Stock on its Date of Grant.

                  (c) OPTION TERM. The term of each Stock Option shall be fixed by the Committee. However, the term of any Stock Option shall not exceed ten (10) years after the date such Stock Option is granted. Furthermore, the term of an Incentive Stock Option granted to a Ten Percent Shareholder shall not exceed five (5) years after its Date of Grant.

                  (d) EXERCISABILITY. A Stock Option shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at the Date of Grant and set forth in the written Stock Option agreement. However, no Stock Option shall be exercisable during the first six (6) months after the date such Stock Option is granted. A written Stock Option agreement may, if permitted pursuant to its terms, become exercisable in full upon the occurrence of events selected by the Committee that are beyond the control of the Participant (including, but not limited to, a Change in Control of the Company as set forth in Section 16 below).

                  (e) METHOD OF EXERCISE. A Stock Option may be exercised, in whole or in part, by giving written notice of exercise to the Company specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the purchase price (i) in cash or (ii) if acceptable to the Committee, in shares of Common Stock already owned by the Participant or a promissory note. The Committee may also permit Participants, either on a selective or aggregate basis, to simultaneously exercise Options and sell the shares of Common Stock thereby acquired, pursuant to a brokerage or similar arrangement, approved in advance by the Committee, and use the proceeds from such sale as payment of part or all of the purchase price of such shares.

                  (f) SPECIAL RULE FOR INCENTIVE STOCK OPTIONS. With respect to Incentive Stock Options granted under the Plan, the aggregate Fair Market Value (determined as of the Date of Grant) of the number of shares with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under this Plan and all other incentive stock option plans of this Company or its Subsidiaries) shall not exceed one hundred thousand dollars ($100,000) or such other limit as may be required by the Code.

         7. STOCK APPRECIATION RIGHTS. The grant of Stock Appreciation Rights under the Plan shall be subject to the following terms and conditions. Furthermore, the Stock Appreciation Rights shall contain such additional terms and conditions, not inconsistent with the express terms of the Plan, as the Committee shall deem desirable. The terms of each Stock Appreciation Right granted shall be set forth in a written agreement between the Company and the Participant receiving such grant. The terms of such agreements need not be identical.

                  (a) STOCK APPRECIATION RIGHTS. A Stock Appreciation Right is an Award determined by the Committee entitling a Participant to receive an amount equal to the excess of the Fair Market Value of a share of Common Stock on a fixed date, which shall be the date concluding a measuring period set by the Committee upon granting the Stock Appreciation Right, over the Fair Market Value of a share of Common Stock on the Date of Grant of the Stock Appreciation Right, multiplied by the number of shares of Common Stock subject to the Stock Appreciation Right. No Stock Appreciation Rights granted in any year to any person may be measured by an amount of shares of Common Stock in excess of one hundred thousand (100,000) shares, subject to adjustment under Section 15 below. The foregoing sentence is an annual limitation on grants and not a cumulative limitation.

                  (b) GRANT. A Stock Appreciation Right may be granted in addition to or completely independent of any other Award under the Plan. Upon grant of a Stock Appreciation Right, the Committee shall select and inform the Participant regarding the number of shares of Common Stock subject to the Stock Appreciation Right and the date that constitutes the close of the measuring period.

                  (c) MEASURING PERIOD. A Stock Appreciation Right shall accrue in value from the Date of Grant over a time period established by the Committee, except that in no event shall a Stock Appreciation Right be payable within the first six (6) months after the Date of Grant. In the written Stock Appreciation Right agreement, the Committee may also provide (but is not required to provide) that a Stock Appreciation Right shall be automatically payable on one or more specified dates prior to the normal end of the measuring period upon the occurrence of events selected by the Committee (including, but not limited to, a Change in Control of the Company as set forth in Section 16 below) that are beyond the control of the Participant. The Committee may provide (but is not required to provide) in the Stock Appreciation Right agreement that in the case of a cash payment such acceleration in payment shall also be subject to discounting of the payment to reasonably reflect the time value of money using any reasonable discount rate selected by the Committee in accordance with Treasury Regulations under Code Section 162(m).

                  (d) FORM OF PAYMENT. Payment pursuant to a Stock Appreciation Right may be made (i) in cash, (ii) in shares of Common Stock,
(iii) a promissory note or (iv) in any combination of the above, as the Committee shall determine in its sole and absolute discretion. The Committee may elect to make this determination either at the time the Stock Appreciation Right is granted, at the time of payment or at any time in between such dates. However, any Stock Appreciation Right paid upon or subsequent to the occurrence of a Change in Control (as defined in Section 16) shall be paid in cash.

         8. RESTRICTED AWARDS. Restricted Awards granted under the Plan may be in the form of either Restricted Stock Grants or Restricted Unit Grants. Restricted Awards shall be subject to the following terms and conditions. Furthermore, the Restricted Awards shall be pursuant to a written agreement executed both by the Company and the Participant, which agreement shall contain such additional terms and conditions, not inconsistent with the express provisions of the Plan, as the Committee shall deem desirable in its sole and absolute discretion. The terms of such written agreements need not be identical.

                  (a) RESTRICTED STOCK GRANTS. A Restricted Stock Grant is an Award of shares of Common Stock transferred to a Participant subject to such terms and conditions as the Committee deems appropriate, as set forth in Paragraph (d) below.

                  (b) RESTRICTED UNIT GRANTS. A Restricted Unit Grant is an Award of units (with each unit having a value equivalent to one share of Common Stock) granted to a Participant subject to such terms and conditions as the Committee deems appropriate, including, without limitation, the requirement that the Participant forfeit all or a portion of such units upon termination of employment for specified reasons within a specified period of time, and restrictions on the sale, assignment, transfer or other disposition of such units.

                  (c) GRANTS OF AWARDS. Restricted Awards may be granted under the Plan in such form and on such terms and conditions as the Committee may from time to time approve. Restricted Awards may be granted alone or in addition to other Awards under the Plan. Subject to the terms of the Plan, the Committee shall determine the number of Restricted Awards to be granted to a Participant and the Committee may impose different terms and conditions (including performance goals) on any particular Restricted Award made to any Participant. Each Participant receiving a Restricted Stock Grant shall be issued a stock certificate in respect of such shares of Common Stock. Such certificate shall be registered in the name of such Participant, shall be accompanied by a stock power duly executed by such Participant, and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Award. The certificate evidencing the shares shall be held in custody by the Company until the restrictions imposed thereon shall have lapsed or been removed.

                  (d) RESTRICTION PERIOD. Restricted Awards shall provide that in order for a Participant to vest in such Awards, the Participant must continuously provide services to the Company or its Subsidiaries, subject to relief for specified reasons, for such period as the Committee may designate at the time of the Award ("Restriction Period"). If the Committee so provides in the written agreement with the Participant, a Restricted Award may also be subject to satisfaction of such performance goals as are set forth in such agreement. During the Restriction Period, a Participant may not sell, assign, transfer, pledge, encumber, or otherwise dispose of shares of Common Stock received under a Restricted Stock Grant. The Committee, in its sole discretion, may provide for the lapse of restrictions during the Restriction Period upon the occurrence of events selected by the Committee that are beyond the control of the Participant (including, but not limited to, a Change in Control of the Company under Section 16). The Committee may provide (but is not required to provide) in the written agreement with the recipient that in the case of a cash payment such acceleration in payment shall also be subject to discounting of the payment to reasonably reflect the time value of money using any reasonable discount rate selected by the Committee in accordance with Treasury Regulations under Code Section 162(m). Upon expiration of the applicable Restriction Period (or lapse of restrictions during the Restriction Period where the restrictions lapse in installments or by action of the Committee), the Participant shall be entitled to receive his or her Restricted Award or portion thereof, as the case may be.

                  (e) PAYMENT OF AWARDS. A Participant who receives a Restricted Stock Grant shall be paid solely by release of the restricted shares at the termination of the Restriction Period (whether in one payment, in installments or otherwise). A Participant shall be entitled to receive payment for a Restricted Unit Grant (or portion thereof) in an amount equal to the aggregate Fair Market Value of the shares of Common Stock covered by such Award upon the expiration of the applicable Restriction Period. Payment in settlement of a Restricted Unit Grant shall be made as soon as practicable following the conclusion of the specified Restriction Period (i) in cash, (ii) in shares of Common Stock equal to the number of units granted under the Restricted Unit Grant with respect to which such payment is made, or (iii) in any combination of the above, as the Committee shall determine in its sole and absolute discretion. The Committee may elect to make this determination either at the time the Award is granted, at the time of payment or at any time in between such dates.

                  (f) RIGHTS AS A SHAREHOLDER. A Participant shall have, with respect to the shares of Common Stock received under a Restricted Stock Grant, all of the rights of a shareholder of the Company, including the right to vote the shares, and the right to receive any cash dividends. Such cash dividends shall be withheld, however, until their release upon lapse of the restrictions under the Restricted Award. Stock dividends issued with respect to the shares covered by a Restricted Grant shall be treated as additional shares under the Restricted Grant and shall be subject to the same restrictions and other terms and conditions that apply to shares under the Restricted Grant with respect to which the dividends are issued.

         9. PERFORMANCE AWARDS. Performance Awards granted under the Plan may be in the form of either Performance Share Grants or Performance Unit Grants. Performance Awards shall be subject to the terms and conditions set forth below. Furthermore, the Performance Awards shall be subject to written agreements which shall contain such additional terms and conditions, not inconsistent with the express provisions of the Plan, as the Committee shall deem desirable in its sole and absolute discretion. Such agreements need not be identical.

                  (a) PERFORMANCE SHARE GRANTS. A Performance Share Grant is an Award of units (with each unit equivalent in value to one share of Common Stock) granted to a Participant subject to such terms and conditions as the Committee deems appropriate, including, without limitation, the requirement that the Participant forfeit such units (or a portion of such units) in the event certain performance criteria are not met within a designated period of time.

                  (b) PERFORMANCE UNIT GRANTS. A Performance Unit Grant is an Award of units (with each unit representing such monetary amount as designated by the Committee) granted to a Participant subject to such terms and conditions as the Committee deems appropriate, including, without limitation, the requirement that the Participant forfeit such units (or a portion of such units) in the event certain performance criteria are not met within a designated period of time.

                  (c) GRANTS OF AWARDS. Performance Awards shall be granted under the Plan pursuant to written agreements with the Participant in such form as the Committee may from time to time approve. Performance Awards may be granted alone or in addition to other Awards under the Plan. Subject to the terms of the Plan, the Committee shall determine the number of Performance Awards to be granted to a Participant and the Committee may impose different terms and conditions on any particular Performance Award made to any Participant.

                  (d)      PERFORMANCE    GOALS   AND    PERFORMANCE    PERIODS.
Performance Awards shall provide that, in order for a Participant to vest in such Awards, the Company must achieve certain performance goals ("Performance Goals") over a designated performance period selected by the Committee ("Performance Period"). The Performance Goals and Performance Period shall be established by the Committee, in its sole and absolute discretion. The Committee shall establish Performance Goals for each Performance Period before the commencement of the Performance Period and while the outcome is substantially uncertain or at such other time permitted under Treasury Regulations Section 1.162-27(e)(2). The Committee shall also establish a schedule or schedules for such Performance Period setting forth the portion of the Performance Award which will be earned or forfeited based on the degree of achievement of the Performance Goals actually achieved or exceeded. In setting Performance Goals, the Committee may use such measures as return on equity, earnings growth, revenue growth, comparisons to peer companies, or such other measure or measures of performance in such manner as it deems appropriate.

                  (e) PAYMENT OF AWARDS. In the case of a Performance Share Grant, the Participant shall be entitled to receive payment for each unit earned in an amount equal to the aggregate Fair Market Value of the shares of Common Stock covered by such Award as of the end of the Performance Period. In the case of a Performance Unit Grant, the Participant shall be entitled to receive payment for each unit earned in an amount equal to the dollar value of each unit times the number of units earned. The Committee, pursuant to the written agreement with the Participant, may make such Performance Awards payable in whole or in part upon the occurrence of events selected by the Committee that are beyond the control of the Participant (including, but not limited to, a Change in Control of the Company as set forth in Section 16 below). The Committee may provide (but is not required to provide) in the written agreement with the recipient that, in the case of a cash payment, acceleration in payment of a Performance Award shall also be subject to discounting to reasonably reflect the time value of money using any reasonable discount rate selected by the Committee in accordance with Treasury Regulations under Code

Section 162(m). Payment in settlement of a Performance Award shall be made as soon as practicable following the conclusion of the Performance Period (i) in cash, (ii) in shares of Common Stock, or (iii) in any combination of the above, as the Committee may determine in its sole and absolute discretion. The Committee may elect to make this determination either at the time the Award is granted, at the time of payment, or at any time in between such dates.

         10.      OTHER STOCK-BASED AND COMBINATION AWARDS.

                  (a) The Committee may grant other Awards under the Plan pursuant to hich Common Stock is or may in the future be acquired, or Awards denominated in stock units, including ones valued using measures other than market value. Such other stock-based grants may be granted either alone or in addition to any other type of Award granted under the Plan.

                  (b) The Committee may also grant Awards under the Plan in combination with other Awards or in exchange of Awards, or in combination with or as alternatives to grants or rights under any other employee plan of the Company, including the plan of any acquired entity.

                  (c) Subject to the provisions of the Plan, the Committee shall have authority to determine the individuals to whom and the time or times at which the Awards shall be made, the number of shares of Common Stock to be granted or covered pursuant to such Awards, and any and all other conditions and/or terms of the Awards.

         11. DEFERRAL ELECTIONS. The Committee may permit a Participant to elect to defer his or her receipt of the payment of cash or the delivery of shares of Common Stock that would otherwise be due to such Participant by virtue of the exercise, earn out or vesting of an Award made under the Plan. If any such election is permitted, the Committee shall establish rules and procedures for such payment deferrals, including the possible (a) payment or crediting of reasonable interest on such deferred amounts credited in cash, and (b) the payment or crediting of dividend equivalents in respect of deferrals credited in units of Common Stock. The Company and the Committee shall not be responsible to any person in the event that the payment deferral does not result in deferral of income for tax purposes.

         12. DIVIDEND EQUIVALENTS. Awards of Stock Options, Stock Appreciation Rights, Restricted Unit Grants, Performance Share Grants, and other stock-based Awards may, in the sole and absolute discretion of the Committee, earn dividend equivalents. In respect of any such Award which is outstanding on a dividend record date for Common Stock, the Participant may be credited with an amount equal to the amount of cash or stock dividends that would have been paid on the shares of Common Stock covered by such Award had such shares been issued and outstanding on such dividend record date. The Committee shall establish such rules and procedures governing the crediting of dividend equivalents, including the timing, form of payment, and payment contingencies of such dividend equivalents, as it deems appropriate or necessary.

         13. TERMINATION OF EMPLOYMENT. The terms and conditions under which an Award may be exercised after a Participant's termination of employment shall be determined by the Committee and reflected in the written agreement with the Participant concerning the Award, except that in the event a Participant's employment with the Company or a Subsidiary terminates for any reason within six
(6) months of the date of grant of any Award held by the Participant, the Award shall expire as of the date of such termination of employment and the Participant and the Participant's legal representative or beneficiary shall forfeit any and all rights pertaining to such Award.

         14. NON-TRANSFERABILITY OF AWARDS. No Award under the Plan, and no rights or interest therein, shall be assignable or transferable by a Participant except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order within the meaning of the Code. Subject to the foregoing, during the lifetime of a Participant, Awards are exercisable only by, and payments in settlement of Awards will be payable only to, the Participant or his or her legal representative.

         15.      ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, ETC.

                  (a) The existence of the Plan and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Board or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting the Company's Common Stock or the rights thereof, the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding.

                  (b) In the event of any change in capitalization affecting the Common Stock of the Company after the Effective Date, such as a stock dividend, stock split, recapitalization, merger, consolidation, split-up, combination, exchange of shares, other form of reorganization, or any other change affecting the Common Stock, such proportionate adjustments, if any, as the Committee or the Board in its discretion may deem appropriate to reflect such change shall be made with respect to (i) the aggregate number of shares of Common Stock for which Awards in respect thereof may be granted under the Plan,
(ii) the maximum number of shares of Common Stock which may be sold or awarded to any Participant, (iii) the number of shares of Common Stock covered by each outstanding Award, and (iv) the price per share in respect of outstanding Awards.

                  (c) The Committee or the Board may also make such adjustments in the number of shares covered by, and the price or other value of any outstanding Awards in the event of a spin-off or other distribution (other than normal cash dividends) of Company assets to shareholders. In the event that another corporation or business entity is being acquired by the Company, and the Company agrees to assume outstanding employee stock option or stock appreciation rights and/or the obligation to make future grants of options or rights to employees of the acquired entity, the aggregate number of shares of Common Stock available for Awards under Section 4 of the Plan may be increased accordingly.

         16.      CHANGE IN CONTROL.

                  (a) In the event of a Change in Control (as defined in Paragraph (b) below) of the Company, and except as otherwise provided in Award agreements:

                           (i)      All  Stock  Options  or  Stock  Appreciation
Rights then outstanding shall become fully exercisable as of the date of the Change in Control (and shall terminate at such time as specified in the Award agreement);

                           (ii)     All   restrictions  and  conditions  of  all
Restricted Stock Grants and Restricted Unit Grants then outstanding shall be deemed satisfied as of the date of the Change in Control; and

                           (iii)    All Performance Share Grants and Performance
Unit Grants shall be deemed to have been fully earned as of the date of the Change in Control;

subject to the limitation that any Award which has been outstanding less than six (6) months on the date of the Change in Control shall not be afforded such treatment.

                  (b) A "Change in Control" shall be deemed to have occurred upon the occurrence of any one (or more) of the following events:

                           (i)      Any person,  including a group as defined in
Section 13(d)(3) of the Exchange Act, becomes the beneficial owner of shares of the Company with respect to which 25% or more of the total number of votes for the election of the Board may be cast;

                           (ii)     As a result of, or in connection  with,  any
cash tender offer, exchange offer, merger or other business combination, sale of assets or contested election, or combination of the foregoing, persons who were directors of the Company just prior to such event shall cease to constitute a majority of the Board;

                           (iii)    The   shareholders   of  the  Company  shall
approve an agreement providing either for a transaction in which the Company will cease to be an independent publicly owned corporation or for a sale or other disposition of all or substantially all the assets of the Company;

                           (iv)     A tender offer or exchange offer is made for
shares of the Company's Common Stock (other than one made by the Company) and shares of Common Stock are acquired thereunder; or

                           (v)      Formation  of  a  holding  company  for  the
Company in which the shareholdings of the holding company after its formation are substantially the same as for the Company prior to the holding company formation does not constitute a Change in Control for purposes of this Plan.

                  (c) In the event that any payment under this Plan (alone or in conjunction with other payments) would otherwise constitute an "excess parachute payment" under Section 280G of the Code (in the sole judgment of the Company), such payment shall be reduced or eliminated to the extent the Company determines necessary to avoid deduction disallowance under Section 280G of the Code or the imposition of excise tax under Section 4999 of the Code. The Company may consult with a Participant regarding the application of Section 280G and/or
Section 4999 to payments otherwise due to such Participant under the Plan, but the judgment of the Company as to applicability of those provisions, the degree to which a payment must be reduced to avoid those provisions, and which Awards shall be reduced, is final. The Compensation Committee shall act on behalf of the Company in interpreting and administering this limitation.

         17. AMENDMENT AND TERMINATION. Without further approval of the shareholders, the Board may at any time terminate the Plan, or may amend it from time to time in such respects as the Board may deem advisable. However, the Board may not, without approval of the shareholders, make any amendment which would (a) increase the aggregate number of shares of Common Stock which may be issued under the Plan (except for adjustments pursuant to Section 15 of the
Plan), (b) materially modify the requirements as to eligibility for participation in the Plan, or (c) materially increase the benefits accruing to Participants under the Plan. Notwithstanding the above, the Board may amend the Plan to take into account changes in applicable securities laws, federal income tax laws and other applicable laws. Further, should the provisions of Rule 16b-3, or any successor rule, under the Exchange Act be amended, the Board may amend the Plan in accordance with any modifications to that rule without the need for shareholder approval. Notwithstanding the foregoing, the Plan may not be amended more than once every six months other than to comply with the changes in the Code or the Employee Retirement Income Security Act of 1974 ("ERISA").

         18.      MISCELLANEOUS MATTERS.

                  (a) TAX WITHHOLDING. The Company shall have the right to require Darlington or any other person legally entitled to exercise this warrant to pay the Company any federal, state, or local taxes of any kind required by law to be withheld with respect to the exercise of this Warrant or the sale of the Share issued hereunder or to take such other action as may be necessary in the opinion of the Company to satisfy all obligation for the payment of such taxes. If Common Stock is used to satisfy tax withholding, such stock shall be valued based on the Fair Market Value when the tax withholding is required to be made.

                  (b) NO RIGHT TO EMPLOYMENT. Neither the adoption of the Plan nor the granting of any Award shall confer upon any employee of the Company or any Subsidiary any right to continued employment with the Company or any Subsidiary, as the case may be, nor shall it interfere in any way with the right of the Company or a Subsidiary to terminate the employment of any of its employees at any time, with or without cause.

                  (c) UNFUNDED PLAN. The Plan shall be unfunded and the Company shall not be required to segregate any assets that may at any time be represented by Awards under the Plan. Any liability of the Company to any person with respect to any Award under the Plan shall be based solely upon any written contractual obligations that may be effected pursuant to the Plan. No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company.

                  (d) ANNULMENT OF AWARDS. The grant of any Award under the Plan payable in cash is provisional until cash is paid in settlement thereof. The grant of any Award payable in Common Stock is provisional until the Participant becomes entitled to the certificate in settlement thereof. Payment under any Awards granted pursuant to the Plan is wholly contingent upon shareholder approval of the Plan. Where approval for an award sought pursuant to
Section 162(m)(4)(C)(ii) is not granted by the Company's shareholders, the Award shall be annulled automatically. In the event the employment of a Participant is terminated for cause (as defined below), any Award which is provisional shall be annulled as of the date of such termination for cause. For purposes of the Plan, the term "terminated for cause" means any discharge because of personal dishonesty, willful misconduct, breach of fiduciary duty involving personal profit, continuing intentional or habitual failure to perform stated duties, violation of any law (other than minor traffic violations or similar misdemeanor offenses not involving moral turpitude), or material breach of any provision of an employment or independent contractor agreement with the Company.

                  (e) OTHER COMPANY BENEFIT AND COMPENSATION PROGRAMS. Payments and other benefits received by a Participant under an Award made pursuant to the Plan shall not be deemed a part of a Participant's regular, recurring compensation for purposes of the termination indemnity or severance pay law of any state. Furthermore, such benefits shall not be included in, nor have any effect on, the determination of benefits under any other employee benefit plan or similar arrangement provided by the Company or a Subsidiary unless expressly so provided by such other plan or arrangement, or except where the Committee expressly determines that inclusion of an Award or portion of an Award should be included. Awards under the Plan may be made in combination with or in addition to, or as alternatives to, grants, awards or payments under any other Company or Subsidiary plans. The Company or any Subsidiary may adopt such other compensation programs and additional compensation arrangements (in addition to this Plan) as it deems necessary to attract, retain, and motivate officers, directors, employees or independent contractors for their service with the Company and its Subsidiaries.

                  (f) SECURITIES LAW RESTRICTIONS. No shares of Common Stock shall be issued under the Plan unless counsel for the Company shall be satisfied that such issuance will be in compliance with applicable federal and state securities laws. Certificates for shares of Common Stock delivered under the Plan may be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed, and any applicable federal or state securities law. The Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

                  (g) AWARD AGREEMENT. Each Participant receiving an Award under the Plan shall enter into a written agreement with the Company in a form specified by the Committee agreeing to the terms and conditions of the Award and such related matters as the Committee shall, in its sole and absolute discretion, determine.

                  (h)      COSTS  OF   PLAN.   The   costs   and   expenses   of
administering the Plan shall be borne by the Company.

                  (i)      GOVERNING   LAW.  The  Plan  and  all  actions  taken
thereunder shall be governed by and construed in accordance with the laws of the State of California.

                              TARRANT APPAREL GROUP
                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned, a shareholder of TARRANT APPAREL GROUP, a California corporation (the "Company"), hereby nominates, constitutes and appoints Gerard Guez and Patrick Chow, or either one of them, as proxy of the undersigned, each with full power of substitution, to attend, vote and act for the undersigned at the Annual Meeting of Shareholders of the Company, to be held on May 26, 2004, and any postponements or adjournments thereof, and in connection therewith, to vote and represent all of the shares of the Company which the undersigned would be entitled to vote with the same effect as if the undersigned were present, as follows:

A VOTE FOR ALL PROPOSALS IS RECOMMENDED BY THE BOARD OF DIRECTORS:

Proposal 1.  To elect the Board of Directors' five nominees as directors:

     Gerard Guez    Todd Kay      Patrick Chow     Joseph Mizrachi    Larry Russ

             |_| FOR ALL NOMINEES LISTED ABOVE (except as marked to the contrary below)

             |_| WITHHELD for all nominees listed above

         (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space below:)

         -----------------------------------------------------------------------

         The undersigned hereby confer(s) upon the proxies and each of them discretionary authority with respect to the election of directors in the event that any of the above nominees is unable or unwilling to serve.

Proposal 2.  To   approve  an  amendment  of   the   Employee   Incentive   Plan
             increasing from 100,000 to 2,000,000 the number of shares of the Company's Common Stock which may be subject to awards granted pursuant thereto.

             |_| FOR                 |_| AGAINST                   |_| ABSTAIN

Proposal 3. To ratify the appointment of Grant Thornton LLP as the Company's independent public accountants for the year ending December 31, 2004.

            |_| FOR                 |_| AGAINST                   |_| ABSTAIN


     The undersigned hereby revokes any other proxy to vote at the Annual Meeting, and hereby ratifies and confirms all that said attorneys and proxies, and each of them, may lawfully do by virtue hereof. With respect to matters not known at the time of the solicitation hereof, said proxies are authorized to vote in accordance with their best judgment.

     THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS SET FORTH ABOVE OR, TO THE EXTENT NO CONTRARY DIRECTION IS INDICATED, WILL BE TREATED AS A GRANT OF AUTHORITY TO VOTE FOR ALL PROPOSALS. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY CONFERS AUTHORITY TO AND SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE PROXIES.

The undersigned acknowledges receipt of a copy of the Notice of Annual Meeting and accompanying Proxy Statement dated April 20, 2004, relating to the Annual Meeting.

                                    Dated:___________________________, 2004

                                    Signature:_____________________________

                                    Signature:_____________________________
                                              Signature(s) of Shareholder(s)
                                              (See Instructions Below)

                                    The  Signature(s)  hereon should  correspond
                                    exactly    with   the    name(s)    of   the
                                    Shareholder(s)   appearing   on  the   Share
                                    Certificate. If stock is held jointly, all joint owners should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signer is a corporation, please sign the full corporation name, and give title of signing officer.

             |_| Please indicate by checking this box if you anticipate attending the Annual Meeting.

           PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                          USING THE ENCLOSED ENVELOPE